UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG Funds

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 – October 31, 2023

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds October 31, 2023

AMG GW&K Core Bond ESG Fund
Class N: MBGVX	Class I: MBDFX	Class Z: MBDLX

AMG GW&K Emerging Markets Equity Fund
Class N: TLEVX	Class I: TLESX	Class Z: TLEIX

AMG GW&K Emerging Wealth Equity Fund
Class N: TYWVX	Class I: TYWSX	Class Z: TYWIX

AMG GW&K Small/Mid Cap Growth Fund
Class N: ACWDX	Class I: ACWIX	Class Z: ACWZX

wealth.amg.com	103123 AR069

AMG Funds Annual Report — October 31, 2023

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

We are pleased to provide this annual report for your investment with AMG Funds. Our foremost goal is to provide investment solutions that help our shareholders successfully achieve their long-term investment goals. We appreciate the privilege of providing you with investment tools.

The most recent fiscal year ended October 31, 2023, resulted in mixed returns for risk assets as global equity markets wrestled with tighter monetary policy, increased geopolitical tension, instability in the regional banking sector, and political handwringing over the U.S. debt ceiling. Bonds struggled to move higher as global central banks raised interest rates to cool the economy and bring down inflation. Relative to the prior year, 2023 brought a more favorable environment based on the optimism that easing inflation would allow the U.S. Federal Reserve (the “Fed”) to pause the interest rate hiking cycle and deliver an economic soft landing.

The S&P 500® Index gained 10.14% for the fiscal year, despite experiencing a pullback in the final three months of the period. Large-cap stocks diverged meaningfully from small-cap stocks, particularly driven by a handful of mega-cap technology and consumer discretionary stocks. The Russell 1000® Index gained 9.48% compared to the -8.56% return for the Russell 2000® Index. Only five of eleven sectors posted positive returns, with communications services (+36.06%), information technology (+33.15%), and consumer discretionary (+8.87%) leading the way. The weakest sectors were utilities (-7.72%), real estate (-6.57%), and health care (-4.64%). The strength in information technology drove Growth stocks to strongly outperform Value stocks with the Russell 1000® Growth Index gaining 18.95% compared to a 0.13% return for the Russell 1000® Value Index. Outside the U.S., foreign equity markets outperformed domestic equities, delivering a 12.07% return, as measured by the MSCI All Country World Index (ACWI) ex USA benchmark.

The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, managed to generate a modest 0.36% return over the period as the Fed raised interest rates and the 10-year Treasury yield reached its highest point since 2008, resulting in longer-duration bonds underperforming. Investment-grade corporate bonds gained 2.77% for the year, while agency mortgage-backed securities fell -0.82%. High yield bonds were the best performing sector with a 6.23% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds outperformed the broader market with a 2.64% gain for the Bloomberg Municipal Bond Index.

AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. For more information about AMG Funds’ wide range of products and resources, please visit wealth.amg.com. We thank you for your investment and continued trust in AMG Funds.

Respectfully,

Keitha Kinne
President
AMG Funds

		Periods ended
Average Annual Total Returns		October 31, 2023*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	10.14%	10.36%	11.01%

Small Cap	(Russell 2000® Index)	(8.56)%	3.95%	3.31%

International	(MSCI ACWI ex USA)	12.07%	3.03%	3.46%

Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	0.36%	(5.57)%	(0.06)%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	6.23%	1.19%	3.05%

Tax-exempt	(Bloomberg Municipal Bond Index)	2.64%	(2.48)%	1.00%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	4.88%	1.83%	1.90%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first section of the following table provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2023	Expense Ratio for the Period	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Expenses Paid During the Period*
AMG GW&K Core Bond ESG Fund
Based on Actual Fund Return

Class N	0.88%	$1,000	$930	$4.28

Class I	0.56%	$1,000	$933	$2.73

Class Z	0.48%	$1,000	$932	$2.34

Based on Hypothetical 5% Annual Return

Class N	0.88%	$1,000	$1,021	$4.48

Class I	0.56%	$1,000	$1,022	$2.85

Class Z	0.48%	$1,000	$1,023	$2.45

AMG GW&K Emerging Markets Equity Fund

Based on Actual Fund Return

Class N	1.27%	$1,000	$932	$6.18

Class I	0.96%	$1,000	$932	$4.68

Class Z	0.87%	$1,000	$934	$4.24

Based on Hypothetical 5% Annual Return

Class N	1.27%	$1,000	$1,019	$6.46

Class I	0.96%	$1,000	$1,020	$4.89

Class Z	0.87%	$1,000	$1,021	$4.43

AMG GW&K Emerging Wealth Equity Fund

Based on Actual Fund Return

Class N	1.30%	$1,000	$874	$6.14

Class I	0.99%	$1,000	$875	$4.68

Class Z	0.90%	$1,000	$875	$4.25

Based on Hypothetical 5% Annual Return

Class N	1.30%	$1,000	$1,019	$6.61

Class I	0.99%	$1,000	$1,020	$5.04

Class Z	0.90%	$1,000	$1,021	$4.58

Six Months Ended October 31, 2023	Expense Ratio for the Period	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Expenses Paid During the Period*
AMG GW&K Small/Mid Cap Growth Fund

Based on Actual Fund Return

Class N	1.02%	$1,000	$968	$5.06

Class I	0.87%	$1,000	$969	$4.32

Class Z	0.82%	$1,000	$970	$4.07

Based on Hypothetical 5% Annual Return

Class N	1.02%	$1,000	$1,020	$5.19

Class I	0.87%	$1,000	$1,021	$4.43

Class Z	0.82%	$1,000	$1,021	$4.18

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the 12 months ended October 31, 2023, AMG GW&K Core Bond ESG Fund’s (the “Fund”) Class I shares returned 0.30%, compared to the return of 0.36% for the Bloomberg U.S. Aggregate Bond Index.

MARKET OVERVIEW

Fixed income markets rose in the fourth quarter of 2022 amid growing confidence that central banks succeeded in slowing inflation and would be able to pursue less restrictive policy. This modest rally nevertheless ended up being too little, too late to help the bond market avoid its worst annual performance on record and an unprecedented second consecutive year of losses. Sentiment among both investors and consumers may have reached an inflection point, but data continued to justify some measure of caution: inflation was still stubbornly above the U.S. Federal Reserve (the “Fed”) target, the labor market showed few signs of loosening, and corporations had yet to see a meaningful deterioration in earnings. Only the rate-sensitive housing market really stood out as a casualty of the Fed’s tightening campaign to this point. Whether the end of the cycle is imminent remained an open question, especially as investors awaited the realization of the “long and variable lag” that had yet to be fully reflected across so many segments of the economy.

Fixed income experienced a solid rally in the first quarter of 2023 as it rebounded from its worst year on record. Much of the period saw a continuation of the tension that drove trading in 2022: inflation continued to slow, but at a glacial pace; a moribund housing market and downbeat consumer had yet to manifest as a slowdown in spending; and a record pace of rate hikes was unable to cool a stubbornly hot labor market. Investors also struggled to anticipate the Fed’s reaction function amid the various crosscurrents, while Chair Powell’s commentary offered few concrete insights beyond a firm resolve and data dependence. But the narrative shifted abruptly in the final weeks, as signs of systemic instability flared up amid a flurry of bank failures. The implications of this turmoil for financial conditions were not evident at the time, but the stress in the banking sector was clearly a complicating factor for both the Fed and the bond market.

The fixed income market posted a small loss in the second quarter of 2023 as it gave back a portion of the banking crisis-inspired rally that occurred in the closing days of March. Sentiment was cautious at the outset and investors sought haven assets on the possibility of contagion in the financial sector. But as it became clear that fallout from the failure of several regional lenders was likely to be contained, attention returned to the underlying strength of the economy and the stubborn persistence of inflation. The labor market gave only the slightest indications of softening, the buoyant housing sector continued to defy higher mortgage rates, and consumer spending once again proved irrepressible. Inflation showed limited progress on its path lower, plateauing at a level solidly above the Fed’s 2% target. Against this backdrop, the Federal Open Market Committee (FOMC) endeavored to maintain restrictive financial conditions by raising rates and providing hawkish guidance. There had nevertheless been scant evidence of the Fed’s success in curbing aggregate demand away from some narrow segments of the commercial real estate and consumer finance markets.

The fixed income market posted a significant loss in the third quarter of 2023 that more than offset the gains achieved in the first half of the year. The higher-for-longer Fed narrative increasingly took center stage, driven by a surprisingly resilient economy, surging oil prices, and inflation that persisted well above the Fed’s 2% target. While there were subtle signs that the labor market and consumer credit metrics might be softening, the unemployment rate remained near cycle lows and the consumer continued to spend robustly. The undeniably strong cadence of the economy left economists upgrading their third-quarter Gross Domestic Product (GDP) growth estimates and recharging optimism for a soft landing. Fed officials held rates steady at the September FOMC meeting, but thwarted hopes for a pivot by signaling the possibility of one more hike during the year and projecting less easing in 2024/2025.

Markets assimilated a great deal in October—the news out of the Middle East, rising rates, and third quarter earnings. The spike in yields drove the bond market to its sixth consecutive month of negative returns. The economy remained stronger than expected, inflation stayed above the Fed’s target, the government sold a hefty amount of bonds into the market to fund large deficits, and the central bank’s theme of higher for longer remained in place. By mid-month yields had advanced to multi-year highs, with the 10-year’s 5% handle the most elevated since 2007. Rates staged a rally during the back half of the month, however.

FUND REVIEW

The Fund modestly underperformed the Bloomberg U.S. Aggregate Bond Index for the year ended October 31, 2023. The Fund’s overweight to spread product was the main positive driver, particularly our overweight to Corporates. The overweight to Taxable Municipals also contributed along with sector allocation within BBB-rated Corporates, particularly the underweights to the banking and energy sectors. The out-of-benchmark allocation to Preferreds was a beneficial factor. The Fund’s overweight to Agency MBS detracted but was entirely offset by our higher coupon and specified pool bias which were pluses. Security selection was a detractor, mostly from within the BBB-rated communications, consumer non-cyclical, and consumer cyclical sectors. Duration and yield curve positioning were contributors, mostly from our modest overweight to duration and overweight to the 10-year part of the curve.

The corporate bond market remains in a transition period with respect to environmental, social, and governance (ESG) and sustainability. Many companies have set sustainability targets and are now shifting into the implementation phase, at times supported by public funds and incentives. However, higher inflation and increased regulatory costs of reporting have kept progress slow. Still, despite a sometimes-downbeat portrayal in media, investors continue to show a strong interest in ESG and sustainability, with fund flows and ESG bond issuance remaining roughly steady from last year. 2024 promises to be another important year for global ESG topics with many important regions poised for elections that could have a meaningful impact on the direction of ESG initiatives globally. Overall, we believe ESG and sustainability concerns will remain key issues for both companies and investors in the coming year. We continue to integrate ESG as a core part of our fundamental investment process and will closely monitor regulatory and policy actions that could influence the ESG investing landscape.

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

We conducted the following trades based on ESG factors over the period:

•  We purchased a Comcast green bond; focus on renewable energy projects, energy efficiency improvements to offices and operations and clean transportation.

•  We bought a Jacobs Engineering sustainability bond; gender diversity and greenhouse gas emissions targets in place with coupon steps if both are not met.

•  We added an Eastman Chemical green bond; proceeds used to refinance current and future green projects determined by the Green Finance Committee (the bond was subsequently sold in October).

•  We purchased an Air Products & Chemicals green bond; proceeds to fund large scale green and blue hydrogen and sustainable aviation fuel projects to support energy transition.

•  We bought an auto asset-backed green bond; finances hybrid autos.

•  We added Campbell Soup: strong credit with well-established brands and leading market share; leads peers in sustainable agricultural practices, specifically water conservation efforts.

OUTLOOK

We witnessed a mind-numbing period where the market’s expectations for multiple interest rate cuts this year were in complete opposition to the Fed’s well telegraphed guidance for rate hikes. But inflation is the Fed’s predominant concern. The higher-for-longer message drove 10-year yields to within striking distance of 5% and the bond market toward a potential third straight annual loss.

It is uncertain whether this higher level of yields represents the new normal or a rate move gone too far. While the economy continues to exhibit surprising strength, formidable headwinds lie ahead, including tighter credit conditions, dwindling excess consumer savings, slowing global growth, and rising energy prices. These economic challenges could shift the narrative from an economy that is impervious to rapid rate hikes to one that is susceptible to below-trend growth next year. The torrid rise in rates to multi-year highs makes the value proposition for bonds more compelling. These higher levels of yields can provide a significant cushion should rates continue to rise and are often a good indicator of forward returns. We continue to favor higher quality intermediate-duration bonds. Locking in these maturities diminishes reinvestment risk while still offering the potential for significant price appreciation when the Fed finally signals a pivot. We remain underweight the long end of the yield curve, which is most vulnerable to losses in this higher-for-longer regime.

We are overweight corporates but cautiously positioned in higher quality investment grade issuers. Strong fundamentals and higher yields continue to anchor the sector, driving inflows. However, spreads appear fully valued and may face heightened volatility as issuers confront higher borrowing costs and an elevated number of upcoming maturities. This stress could be compounded by the prospect of slower economic growth and potentially lead to de-risking and an uptick in defaults. We are finding value in blue chip companies and stay particularly selective in the consumer space, especially as post-pandemic savings dwindle. We continue to be overweight Agency MBS, which is far less cyclically exposed and offers the widest spread differential relative to investment grade corporate bonds since 2003.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Core Bond ESG Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Core Bond ESG Fund’s Class I shares on October 31, 2013, to a $10,000 investment made in the Bloomberg U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Core Bond ESG Fund and the Bloomberg U.S. Aggregate Bond Index for the same time periods ended October 31, 2023.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K Core Bond ESG Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16

Class N	(0.15%)	(0.69%)	—	(0.25%)	05/08/15
Class I	0.30%	(0.34%)	0.55%	4.63%	04/30/93
Class Z	0.25%	(0.29%)	—	0.15%	05/08/15

Bloomberg U.S. Aggregate Bond Index[17]	0.36%	(0.06%)	0.88%	4.21%	04/30/93	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2023. All returns are in U.S. Dollars($).

[2]  From time to time, the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[4]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmark or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[5]  The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

[6]  Because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

[7]  Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

the market in periods of rising interest rates and cause bond prices to decline.

[8]  The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

[9]  Investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.

[10] During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

[11] Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. Recently, inflation levels have been at their highest point in nearly 40 years, and the U.S. Federal Reserve has begun an aggressive campaign to raise certain benchmark interest rates in an effort to combat inflation. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

[12] Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[13] A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

[14] The Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

[15] Obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

[16] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[17] The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Core Bond ESG Fund Fund Snapshots (unaudited)
October 31, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	50.9

Corporate Bonds and Notes	36.6

Municipal Bonds	8.3

Asset-Backed Securities	0.7

Short-Term Investments	4.4

Other Assets, less Liabilities	(0.9)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	52.7

Aaa/AAA	4.8

Aa/AA	10.0

A	13.9

Baa/BBB	18.6

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 2.250%, 05/15/41	3.8

U.S. Treasury Bonds, 3.500%, 02/15/39	2.6

FHLMC, 3.500%, 10/01/45	2.4

Verizon Communications, Inc., 3.875%, 02/08/29	2.2

California State General Obligation, School Improvements, Build America Bonds, 7.550%, 04/01/39	2.2

FNMA, 3.500%, 02/01/47	2.1

FHLMC, 5.500%, 06/01/53	2.0

Freddie Mac Multifamily Structured Pass Through Certificates, Series K134, Class A2, 2.243%, 10/25/31	2.0

FHLMC, 3.000%, 11/01/49	2.0

The Goldman Sachs Group, Inc. , 3.500%, 11/16/26	1.9

Top Ten as a Group	23.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments
October 31, 2023

	Principal Amount	Value

Corporate Bonds and Notes - 36.6%

Financials - 16.3%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$1,650,000	$1,573,352

Aircastle, Ltd. (Bermuda) 4.250%, 06/15/26	1,562,000	1,464,749

American Tower Corp. 3.600%, 01/15/28	1,680,000	1,510,241

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month SOFR + 1.782%), 4.330%, 03/15/50[1,2]	1,300,000	954,409
Series X, (6.250% to 09/05/24 then 3 month SOFR + 3.967%), 6.250%, 09/05/24[1,2,3]	265,000	260,450

The Bank of New York Mellon Corp. MTN, 2.450%, 08/17/26	937,000	860,177
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	795,000	752,444

Citigroup, Inc.
(3.980% to 03/20/29 then 3 month SOFR + 1.600%), 3.980%, 03/20/30[1,2]	1,677,000	1,483,674

Crown Castle, Inc. 4.000%, 03/01/27	1,800,000	1,676,359

The Goldman Sachs Group, Inc. 3.500%, 11/16/26	2,526,000	2,342,637

JPMorgan Chase & Co.
(1.470% to 09/22/26 then SOFR + 0.765%), 1.470%, 09/22/27[1,2]	1,877,000	1,635,121
Series X, (6.100% to 10/01/24 then 3 month SOFR + 3.592%), 6.100%, 10/01/24[1,2,3]	275,000	271,253

MetLife, Inc.
Series G, (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,2,3]	1,409,000	1,281,060

Morgan Stanley
(4.431% to 01/23/29 then 3 month SOFR + 1.890%), 4.431%, 01/23/30[1,2]	1,624,000	1,478,691

The PNC Financial Services Group, Inc.
(5.068% to 01/24/33 then SOFR + 1.933%), 5.068%, 01/24/34[1,2]	1,426,000	1,254,799

Wells Fargo & Co.
MTN, (5.013% to 04/04/50 then 3 month SOFR + 4.502%), 5.013%, 04/04/51[1,2]	1,411,000	1,119,009

Total Financials		19,918,425

Industrials - 18.8%

Air Products and Chemicals, Inc. 4.800%, 03/03/33[4]	1,030,000	963,295

Alcoa Nederland Holding, B.V. (Netherlands) 4.125%, 03/31/29[5]	1,275,000	1,110,439

Ashtead Capital, Inc. 1.500%, 08/12/26[5]	1,786,000	1,569,632

	Principal Amount	Value

AT&T, Inc. 4.300%, 02/15/30	$700,000	$627,770

Broadcom, Inc. 4.150%, 11/15/30	717,000	624,108

Campbell Soup Co. 2.375%, 04/24/30	1,578,000	1,250,949

Comcast Corp. 4.650%, 02/15/33[4]	1,115,000	1,009,014

CommonSpirit Health 3.347%, 10/01/29	1,737,000	1,490,627

Dell International LLC/EMC Corp. 6.200%, 07/15/30	1,512,000	1,498,790

The Ford Foundation Series 2020, 2.415%, 06/01/50	2,207,000	1,205,644

Jacobs Engineering Group, Inc. 5.900%, 03/01/33	1,291,000	1,195,703

Kraft Heinz Foods Co. 3.875%, 05/15/27	1,518,000	1,423,067

Merck & Co., Inc. 1.900%, 12/10/28	1,547,000	1,308,931

Microsoft Corp. 2.525%, 06/01/50	2,090,000	1,196,361

Parker-Hannifin Corp. 3.250%, 06/14/29	1,573,000	1,381,994

Smith & Nephew PLC (United Kingdom) 2.032%, 10/14/30	1,010,000	759,815

Sysco Corp. 2.400%, 02/15/30	2,209,000	1,778,735

Verizon Communications, Inc. 3.875%, 02/08/29	2,953,000	2,680,979

Total Industrials		23,075,853

Utilities - 1.5%

National Rural Utilities Cooperative Finance Corp. 1.350%, 03/15/31	1,749,000	1,252,057

Northern States Power Co. 2.900%, 03/01/50	1,000,000	575,124

Total Utilities		1,827,181

Total Corporate Bonds and Notes (Cost $52,648,806)		44,821,459

Asset-Backed Securities - 0.7%

American Express Credit Account Master Trust Series 2022-4, Class A 4.950%, 10/15/27	630,000	621,924

Toyota Auto Receivables Owner Trust Series 2021-B, Class A4 0.530%, 10/15/26	297,000	276,139

Total Asset-Backed Securities (Cost $900,471)		898,063

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 8.3%

California Health Facilities Financing Authority 4.190%, 06/01/37	$775,000	$654,842

California State General Obligation, School Improvements, Build America Bonds 7.550%, 04/01/39	2,310,000	2,635,916

Commonwealth of Massachusetts, Series B 4.110%, 07/15/31	783,520	752,492

JobsOhio Beverage System, Series B Build America Bonds, 4.532%, 01/01/35	1,705,000	1,565,873

Los Angeles Unified School District, School Improvements, Build America Bonds 5.750%, 07/01/34	1,775,000	1,758,448

Massachusetts School Building Authority, Series B, 1.753%, 08/15/30	2,017,000	1,631,725

University of California, University & College Improvements, Series BD 3.349%, 07/01/29	1,310,000	1,171,861

Total Municipal Bonds (Cost $12,086,738)		10,171,157

U.S. Government and Agency Obligations - 50.9%

Fannie Mae - 22.9%

FNMA
2.000%, 02/01/36	776,450	665,616
3.000%, 06/01/38 to 12/01/50	1,376,082	1,212,041
3.500%, 03/01/30 to 07/01/50	10,903,631	9,549,900
4.000%, 03/01/44 to 01/01/51	7,634,324	6,741,196
4.500%, 04/01/39 to 08/01/52	7,875,335	7,249,100
5.000%, 07/01/47 to 02/01/49	1,806,468	1,722,524
5.500%, 11/01/52	949,082	908,911

Total Fannie Mae		28,049,288

Freddie Mac - 14.8%

FHLMC
2.500%, 10/01/34	2,353,969	2,099,127
3.000%, 11/01/49 to 03/01/50	3,943,676	3,221,923
3.500%, 10/01/45	3,470,060	2,995,109
4.000%, 07/01/48 to 09/01/50	2,104,942	1,851,508
4.500%, 05/01/48	265,192	244,698
5.000%, 07/01/44	1,084,484	1,040,186
5.500%, 06/01/53	2,624,014	2,496,542

FHLMC Gold Pool 3.500%, 07/01/32 to 05/01/44	1,108,106	1,012,314

Freddie Mac Multifamily Structured Pass Through Certificates
Series K134, Class A2 2.243%, 10/25/31[2]	3,175,000	2,490,062

Freddie Mac REMICS
Series 5297, Class DA 5.000%, 12/25/52	656,524	623,926

Total Freddie Mac		18,075,395

	Principal Amount	Value

Ginnie Mae - 0.5%

GNMA
Series 2023-111, Class FD (1-month SOFR + 1.000%, Cap 7.000%, Floor 1.000%), 6.321%, 08/20/53[2]	$645,580	$627,087

U.S. Treasury Obligations - 12.7%

U.S. Treasury Bonds
1.875%, 02/15/51	3,558,000	1,867,533
2.250%, 05/15/41	7,080,000	4,642,655
3.125%, 05/15/48	3,234,000	2,285,529
3.500%, 02/15/39	3,777,000	3,122,664
3.625%, 02/15/53	500,000	389,609
5.000%, 05/15/37	328,000	328,448
6.750%, 08/15/26	1,339,000	1,402,080

U.S. Treasury Notes 2.375%, 05/15/27	1,641,000	1,507,925

Total U.S. Treasury Obligations		15,546,443

Total U.S. Government and Agency Obligations (Cost $75,519,144)		62,298,213

Short-Term Investments - 4.4%

Joint Repurchase Agreements - 1.7%[6]

Bank of America Securities, Inc., dated 10/31/23, due 11/01/23, 5.310% total to be received $1,000,148 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.500%, 04/01/48 - 10/01/53, totaling $1,020,000)	1,000,000	1,000,000

Industrial and Commercial Bank of China Financial Services LLC, dated 10/31/23, due 11/01/23, 5.340% total to be received $1,000,148 (collateralized by various U.S. Treasuries, 0.000% - 7.625%, 11/02/23 - 08/15/53, totaling $1,020,000)	1,000,000	1,000,000

RBC Capital Markets LLC, dated 10/31/23, due 11/01/23, 5.310% total to be received $21,231 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 11/07/23 - 08/20/53, totaling $21,653)	21,228	21,228

Total Joint Repurchase Agreements		2,021,228

Repurchase Agreements - 2.7%

Fixed Income Clearing Corp., dated 10/31/23, due 11/01/23, 5.150% total to be received $1,679,240 (collateralized by a U.S. Treasury, 4.125%, 06/15/26, totaling $1,712,635)	1,679,000	1,679,000

Fixed Income Clearing Corp., dated 10/31/23, due 11/01/23, 5.150% total to be received $1,640,235 (collateralized by a U.S. Treasury, 3.500%, 04/30/30, totaling $1,672,883)	1,640,000	1,640,000

Total Repurchase Agreements		3,319,000

Total Short-Term Investments (Cost $5,340,228)		5,340,228

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

Value

Total Investments - 100.9% (Cost $146,495,387)	$123,529,120

Other Assets, less Liabilities - (0.9)%	(1,122,215)

Net Assets - 100.0%	$122,406,905

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date.

[2]

Variable rate security. The rate shown is based on the latest available information as of October 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[3]	Perpetuity Bond. The date shown represents the next call date.

[4]	Some of these securities, amounting to $1,952,586 or 1.6% of net assets, were out on loan to various borrowers and are collateralized by cash. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $2,680,071 or 2.2% of net assets.

[6]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae
MTN	Medium-Term Note
REMICS	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$44,821,459	—	$44,821,459

Asset-Backed Securities	—	898,063	—	898,063

Municipal Bonds†	—	10,171,157	—	10,171,157

U.S. Government and Agency Obligations†	—	62,298,213	—	62,298,213

Short-Term Investments

Joint Repurchase Agreements	—	2,021,228	—	2,021,228

Repurchase Agreements	—	3,319,000	—	3,319,000

Total Investments in Securities	—	$123,529,120	—	$123,529,120

†

All corporate bonds and notes, municipal bonds, U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Markets Equity Fund Portfolio Manager’s Comments (unaudited)

MARKET OVERVIEW

Emerging markets advanced in choppy trading during the fiscal year ended October 31, 2023. The period started on a positive note, as China abandoned its restrictive zero-COVID policy and Eastern Europe rallied on the Continent’s improving energy security situation despite sanctions on Russian gas imports. Sentiment shifted later in the fiscal year, however, due to mounting problems in China’s property market, elevated U.S. yields, and volatile energy prices. The MSCI Emerging Markets Index gained 10.80%, slightly ahead of the MSCI World Index of developed markets, which was up 10.50%.

Asia was the standout performer regionally led by tech heavy Taiwan, which rose sharply on an artificially intelligence (AI) hype-driven rally in semiconductors and hardware. China surged early in the period as the abrupt end to its zero-COVID policy drove investment flows back into the market, and the government softened its regulatory offensive targeting several industries. But the country’s macro challenges were deeper than expected and the rally faded as the year progressed. A short seller report on Indian conglomerate Adani Enterprises Ltd. (not held in the Fund), which forced the company to abandon a follow-on public share offering, capped gains in the country’s equity indexes. Mexico delivered surprisingly good Gross Domestic Product (GDP) and earnings growth throughout the period, driven by local consumption and US exports. Brazilian equities were volatile as investors weighed the impact of policy changes under President Lula against the potential for aggressive interest rate cuts. The Europe, Middle East and Africa (EMEA) region declined modestly due to weakness across the Persian Gulf oil and gas producers, though Eastern Europe remained well bid as the threat of an energy shortage eased considerably. Turkey gained substantially on easing geopolitical tensions with its NATO allies and a marked shift to more orthodox economic policies following President Erdogan’s reelection. The sector leaders were information technology, with semiconductors a key contributor, communication services and consumer discretionary, which gained on China reopening optimism. Utilities declined due to steep losses in Adani Enterprises’ listed subsidiaries in India. Materials and industrials were also notable underperformers.

FUND REVIEW

For the fiscal year ending October 31, 2023, the AMG GW&K Emerging Markets Equity Fund’s (the “Fund”) Class N shares returned 15.96%, outperforming the Fund’s benchmark, MSCI Emerging Markets Index, which returned 10.80%. Strong stock selection in Asia and no exposure to either materials or utilities were key contributors to the Fund’s relative performance. Individual stock highlights included Taiwan Semiconductor Manufacturing Co., Ltd., the world’s leading semiconductor foundry, which rose on better-than-expected second quarter and third quarter 2023 earnings. China’s Tencent Holdings, Ltd. finished the period higher on easing regulatory scrutiny and the surprise approval of several new video games. Online travel platform Trip.com Group, Ltd. rallied on the resumption of leisure activity following elimination of COVID-related restrictions in China. AI enthusiasm and a potential trough in memory chip prices drove gains in SK Hynix, Inc.

Conversely, sporting goods specialist Li Ning Co., Ltd. reported disappointing third-quarter sales and reduced full-year guidance. European discount retailer Pepco Group, N.V. also lowered fiscal year guidance due to weakening demand for key clothing and merchandising categories. Following its recent merger with consumer finance subsidiary HDFC, India’s HDFC Bank, Ltd. provided proforma financial guidance, which will initially result in slightly lower returns and net interest margins. MultiChoice Group, a South African video entertainment platform, lowered guidance due to the negative impact of power rationing on consumer engagement.

OUTLOOK

We remain optimistic about the extended outlook for emerging markets but are mindful of the near-term risks facing capital markets globally, including the impact of aggressive interest rate hikes across developed markets, economic challenges facing China, and geopolitical tension. This is balanced against several factors that support our positive view of the longer-term growth and performance potential of emerging markets. China’s compelling valuation combined with the government’s renewed focus on domestically driven growth make it one of the more attractive markets globally. Additionally, many emerging markets have relatively high real interest rates and have already begun to pivot policy to support credit expansion. Other structural tailwinds include intraregional trade and diversification of supply chains, which should benefit countries like India and Mexico. At the end of October, the MSCI Emerging Markets Index traded at 11.0 times forward earnings, which represented a notable 37% discount relative to the MSCI USA Index. Although further bouts of volatility are possible, we believe emerging markets will reward investors willing to take the long-term view.

With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposure to communication services, energy, and consumer staples, while our weights in health care, industrials, and consumer discretionary decreased. At the close of the period, the Fund had overweight positions in the financials, consumer discretionary, consumer staples, communication services, and information technology sectors and underweight positions in the materials, industrials, utilities, health care, real estate, and energy sectors relative to the benchmark. Geographically, the portfolio finished the fiscal year with 82% in Asia, 13% in Latin America, and 5% in the EMEA region.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Emerging Markets Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Emerging Markets Equity Fund’s Class N shares on October 31, 2013, to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Emerging Markets Equity Fund and the MSCI Emerging Markets Index for the same time periods ended October 31, 2023.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years

AMG GW&K Emerging Markets Equity Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20

Class N	15.96%	1.05%	0.64%

Class I	16.28%	1.36%	0.97%

Class Z	16.56%	1.47%	1.08%

MSCI Emerging Markets Index[21]	10.80%	1.59%	1.19%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2023. All returns are in U.S. Dollars ($).

[2]  From time to time, the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[4]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmark or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[5]  Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

[6]  Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

[7]  Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

[8]  To the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

    The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the

AMG GW&K Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth.

[9]  The Fund may gain investment exposure to certain Chinese companies through variable interest entity (“VIE”) structures. A VIE structure enables foreign investors, such as the Fund, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. A VIE does not have equity ownership in its corresponding China-based company but has claims to the China-based company’s profits and control of its assets through contractual arrangements. VIEs are a common industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. If the Chinese government takes action adversely affecting VIEs, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent consequences, which could result in substantial investment losses.

[10] Fluctuations in exchange rates may affect the total

loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

[11] The use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[12] The counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

[13] Borrowing and some derivative investments such as futures, forward commitment transactions and swaps may magnify smaller adverse market movements into relatively larger losses.

[14] The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

[15] The prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.

[16] The stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

[17] The stocks of small-and mid-capitalization

companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[18] An investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

[19] Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[20] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[21] The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Emerging Markets Equity Fund Fund Snapshots (unaudited)
October 31, 2023

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	27.4

Information Technology	22.4

Consumer Discretionary	17.6

Communication Services	11.6

Consumer Staples	9.1

Energy	4.7

Industrials	3.7

Health Care	1.8

Short-Term Investments	1.8

Other Assets, less Liabilities	(0.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	8.8

HDFC Bank, Ltd. (India)	6.8

Samsung Electronics Co., Ltd. (South Korea)	5.5

Tencent Holdings, Ltd. (China)	3.6

Reliance Industries, Ltd. (India)	2.9

Baidu, Inc., Class A (China)	2.8

Yum China Holdings, Inc. (China)	2.7

Bank Mandiri Persero Tbk PT (Indonesia)	2.6

Trip.com Group, Ltd., ADR (China)	2.6

SK Hynix, Inc. (South Korea)	2.6

Top Ten as a Group	40.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Emerging Markets Equity Fund Schedule of Portfolio Investments October 31, 2023

	Shares	Value

Common Stocks - 98.3%

Communication Services - 11.6%

Baidu, Inc., Class A (China)*	42,316	$555,559

Kanzhun, Ltd., ADR (China)*	18,600	275,280

Kingsoft Corp., Ltd. (China)	55,800	194,713

Kuaishou Technology (China)*,1	29,500	189,975

MultiChoice Group (South Africa)*	13,958	52,282

NetEase, Inc. (China)	10,425	223,111

Tencent Holdings, Ltd. (China)	19,106	707,089

Tencent Music Entertainment Group, ADR (China)*	14,772	107,245

Total Communication Services		2,305,254

Consumer Discretionary - 17.6%

Alibaba Group Holding, Ltd. (China)*	48,928	503,718

Americana Restaurants International PLC (United Arab Emirates)	91,300	92,234

Feng TAY Enterprise Co., Ltd. (Taiwan)	47,437	261,939

H World Group Ltd., ADR (China)*	5,150	193,949

Haidilao International Holding, Ltd. (China)[1]	47,000	117,679

Li Ning Co., Ltd. (China)	63,000	193,057

MakeMyTrip, Ltd. (India)*	11,748	455,000

Mitra Adiperkasa Tbk PT (Indonesia)	947,099	103,445

Pepco Group, N.V. (United Kingdom)*	13,230	53,623

Sands China, Ltd. (Macau)*	128,750	346,601

Shenzhou International Group Holdings, Ltd. (China)	10,460	102,743

Trip.com Group, Ltd., ADR (China)*	15,177	516,018

Yum China Holdings, Inc. (China)	10,367	544,889

Total Consumer Discretionary		3,484,895

Consumer Staples - 9.1%

Angel Yeast Co., Ltd., Class A (China)	14,100	67,416

Bid Corp., Ltd. (South Africa)	10,593	224,728

By-health Co., Ltd., Class A (China)	55,400	138,705

CP All PCL (Thailand)	48,168	74,028

CP All PCL, Foreign Shares (Thailand)	4,900	7,486

Dino Polska, S.A. (Poland)*,1,2	926	87,743

Fomento Economico Mexicano, S.A.B de CV (Mexico)	35,096	396,803

Orion Corp. (South Korea)	1,735	153,556

Proya Cosmetics Co., Ltd., Class A (China)	10,800	153,346

Sumber Alfaria Trijaya Tbk PT (Indonesia)	568,600	103,447

Vietnam Dairy Products JSC (Vietnam)	23,700	65,640

Wal-Mart de Mexico, S.A.B. de CV (Mexico)	72,973	261,471

	Shares	Value

Wuliangye Yibin Co., Ltd., Class A (China)	3,100	$66,081

Total Consumer Staples		1,800,450

Energy - 4.7%

ADNOC Drilling Co. PJSC (United Arab Emirates)	163,900	162,427

Arabian Drilling Co. (Saudi Arabia)*	4,000	187,014

Reliance Industries, Ltd. (India)	20,988	577,124

Total Energy		926,565

Financials - 27.4%

AIA Group, Ltd. (Hong Kong)	47,368	411,335

Al Rajhi Bank (Saudi Arabia)	4,350	77,868

B3, S.A. - Brasil Bolsa Balcao (Brazil)	32,600	72,096

Banco Bradesco, S.A., ADR (Brazil)	72,583	202,507

Bank Mandiri Persero Tbk PT (Indonesia)	1,463,432	522,814

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	777,236	243,029

BDO Unibank, Inc. (Philippines)	158,488	356,752

China International Capital Corp., Ltd., Class H (China)[1]	204,800	326,197

Cholamandalam Investment and Finance Co., Ltd. (India)	9,450	129,141

Grupo Financiero Banorte, S.A.B de CV, Class O (Mexico)	41,842	338,955

HDFC Asset Management Co., Ltd. (India)[1]	8,809	289,351

HDFC Bank, Ltd. (India)	75,879	1,346,438

HDFC Life Insurance Co., Ltd. (India)[1]	20,200	150,059

Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	5,000	174,913

Jio Financial Services, Ltd. (India)*	21,588	56,784

NU Holdings, Ltd., Class A (Brazil)*	16,800	137,760

One 97 Communications, Ltd. (India)*	12,500	138,339

Pagseguro Digital, Ltd., Class A (Brazil)*	4,288	30,273

Ping An Insurance Group Co. of China, Ltd., Class H (China)	32,000	162,319

XP, Inc., Class A (Brazil)	13,206	264,120

Total Financials		5,431,050

Health Care - 1.8%

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	16,500	97,267

Fleury, S.A. (Brazil)	41,463	123,030

Lepu Medical Technology Beijing Co., Ltd., Class A (China)	36,300	85,515

Syngene International, Ltd. (India)[1]	6,460	52,796

Total Health Care		358,608

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 3.7%

Contemporary Amperex Technology Co., Ltd., Class A (China)	11,160	$283,373

Copa Holdings, S.A., Class A (Panama)	2,350	191,877

International Container Terminal Services, Inc. (Philippines)	47,000	166,522

Shenzhen Inovance Technology Co., Ltd., Class A (China)	12,300	101,672

Total Industrials		743,444

Information Technology - 22.4%

Advantech Co., Ltd. (Taiwan)	11,898	122,190

Delta Electronics, Inc. (Taiwan)	24,100	217,187

FPT Corp. (Vietnam)	23,000	77,791

Globant SA (Uruguay)*	1,600	272,464

Infosys, Ltd., Sponsored ADR (India)	6,226	102,231

Samsung Electronics Co., Ltd. (South Korea)	21,867	1,088,427

SK Hynix, Inc. (South Korea)	5,884	510,979

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	106,632	1,741,569

Tata Consultancy Services, Ltd. (India)	2,434	98,537

TOTVS, S.A. (Brazil)	42,000	210,927

Total Information Technology		4,442,302

Total Common Stocks (Cost $16,882,279)		19,492,568

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $1,213,800 or 6.1% of net assets.

[2]	Some of these securities, amounting to $65,760 or 0.3% of net assets, were out on loan to various borrowers and are collateralized by cash. See Note 4 of Notes to Financial Statements.

	Principal Amount	Value

Short-Term Investments - 1.8%

Joint Repurchase Agreements - 0.3%[3]

Industrial and Commercial Bank of China Financial Services LLC, dated 10/31/23, due 11/01/23, 5.340% total to be received $68,062 (collateralized by various U.S. Treasuries, 0.000% - 7.625%, 11/02/23 - 08/15/53, totaling $69,413)	$68,052	$68,052

Repurchase Agreements - 1.5%

Fixed Income Clearing Corp., dated 10/31/23 due 11/01/23, 5.150% total to be received $291,042 (collateralized by a U.S. Treasury, 3.500%, 04/30/30, totaling $296,827)	291,000	291,000

Total Short-Term Investments (Cost $359,052)		359,052

Total Investments - 100.1% (Cost $17,241,331)		19,851,620

Other Assets, less Liabilities - (0.1)%		(18,618)

Net Assets - 100.0%		$19,833,002

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR     American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2023:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Financials	$1,102,495	$4,328,555	—	$5,431,050

Information Technology	585,622	3,856,680	—	4,442,302

Consumer Discretionary	1,905,535	1,579,360	—	3,484,895

Communication Services	434,807	1,870,447	—	2,305,254

Consumer Staples	986,449	814,001	—	1,800,450

Energy	349,441	577,124	—	926,565

Industrials	191,877	551,567	—	743,444

Health Care	305,812	52,796	—	358,608

Short-Term Investments

Joint Repurchase Agreements	—	68,052	—	68,052

Repurchase Agreements	—	291,000	—	291,000

Total Investments in Securities	$5,862,038	$13,989,582	—	$19,851,620

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended October 31, 2023, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at October 31, 2023, was as follows:

Country	% of Long-Term Investments

Brazil	5.3

China	30.3

Hong Kong	3.0

India	17.4

Indonesia	5.0

Macau	1.8

Mexico	5.1

Panama	1.0

Philippines	2.7

Poland	0.5

Saudi Arabia	1.4

Country	% of Long-Term Investments

South Africa	1.4

South Korea	9.0

Taiwan	12.0

Thailand	0.4

United Arab Emirates	1.3

United Kingdom	0.3

Uruguay	1.4

Vietnam	0.7

100.0

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Wealth Equity Fund Portfolio Manager’s Comments (unaudited)

MARKET OVERVIEW

Emerging markets advanced in choppy trading during the fiscal year ended October 31, 2023. The period started on a positive note, as China abandoned its restrictive zero-COVID policy and Eastern Europe rallied on the Continent’s improving energy security situation despite sanctions on Russian gas imports. Sentiment shifted later in the fiscal year, however, due to mounting problems in China’s property market, elevated U.S. yields, and volatile energy prices. The MSCI Emerging Markets Index gained 10.80%, slightly ahead of the MSCI World Index of developed markets, which was up 10.50%.

Asia was the standout performer regionally led by tech heavy Taiwan, which rose sharply on an artificial intelligence (AI) hype-driven rally in semiconductors and hardware. China surged early in the period as the abrupt end to its zero-COVID policy drove investment flows back into the market, and the government softened its regulatory offensive targeting several industries. But the country’s macro challenges were deeper than expected and the rally faded as the year progressed. A short seller report on Indian conglomerate Adani Enterprises Ltd. (not held in the Fund), which forced the company to abandon a follow-on public share offering, capped gains in the country’s equity indexes. Mexico delivered surprisingly good Gross Domestic Product (GDP) and earnings growth throughout the period, driven by local consumption and U.S. exports. Brazilian equities were volatile as investors weighed the impact of policy changes under President Lula against the potential for aggressive interest rate cuts. The Europe, Middle East and Africa (EMEA) region declined modestly due to weakness across the Persian Gulf oil and gas producers, though Eastern Europe remained well bid as the threat of an energy shortage eased considerably. Turkey gained substantially on easing geopolitical tensions with its NATO allies and marked shift to more orthodox economic policies following President Erdogan’s reelection. The sector leaders were information technology, with semiconductors a key contributor, communication services and consumer discretionary, which gained on China reopening optimism. Utilities declined due to steep losses in Adani Enterprises’ listed subsidiaries in India. Materials and industrials were also notable underperformers.

FUND REVIEW

For the fiscal year ending October 31, 2023, the AMG GW&K Emerging Wealth Equity Fund’s (the “Fund”) Class N Shares returned 14.50%, outperforming the MSCI Emerging Markets Index, which returned 10.80%. This was primarily due to our strategic focus on the benefits of wealth creation in emerging markets, which generally leads to higher portfolio exposure in consumer-related industries and China. Both market segments outperformed materially over the past 12 months, causing sector and country allocation to positively impact the Fund’s relative performance. In addition, the Fund generated strong stock selection relative to the index. Macau resort operator Sands China, Ltd. soared on the elimination of most COVID-related travel restrictions and the long-awaited renewal of its casino license. Online travel platform Trip.com Group, Ltd. also rallied on the resumption of leisure activity in mainland China, while hotel operator H World Group, Ltd. reported that preliminary second quarter revenue per room reached 121% of 2019 levels. Tencent Holdings, Ltd. finished the period higher on easing regulatory scrutiny, the surprise approval of several new video games, and improved advertising revenue growth.

Conversely, fading demand for certain products in China had a negative impact on sporting goods specialist Li Ning Co., Ltd. and cosmetic company Estee Lauder Cos., Inc. Both reported disappointing third-quarter results and reduced 2023 full-year guidance. The Adani Enterprises saga weighed on the portfolio’s financial holdings in India. Kotak Mahindra Bank, Ltd. declined on the news despite strong fourth quarter earnings and a favorable outlook for loan growth. QUALCOMM, Inc., a specialist in mobile device semiconductors, declined on slowing handset orders globally.

OUTLOOK

We remain optimistic about the extended outlook for emerging markets but are mindful of the near-term risks facing capital markets globally, including the impact of aggressive interest rate hikes across developed markets, economic challenges facing China, and geopolitical tension. This is balanced against several factors that support our positive view of the longer-term growth and performance potential of emerging markets. China’s compelling valuation combined with the government’s renewed focus on domestically driven growth make it one of the more attractive markets globally. Additionally, many emerging markets have relatively high real interest rates and have already begun to pivot policy to support credit expansion. Other structural tailwinds include intraregional trade and diversification of supply chains, which should benefit countries like India and Mexico. At the end of October, the MSCI Emerging Markets Index traded at 11.0 times forward earnings, which represented a notable 37% discount relative to the MSCI USA Index. Although further bouts of volatility are possible, we believe emerging markets will reward investors willing to take the long-term view.

With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposure to consumer discretionary, financials, information technology, communication services, and consumer staples, while industrials, materials, and health care declined. Geographically, the portfolio finished the fiscal year with exposures of 82% in emerging markets Asia, 14% in developed markets, 4% in emerging markets Latin America, and 0% in EM EMEA.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Emerging Wealth Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Emerging Wealth Equity Fund’s Class N shares on March 19, 2015 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Emerging Wealth Equity Fund and the MSCI Emerging Markets Index for the same time periods ended October 31, 2023.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date

AMG GW&K Emerging Wealth Equity Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19

Class N	14.50%	1.10%	1.79%	03/19/15

Class I	14.75%	1.37%	2.05%	03/19/15

Class Z	14.88%	1.49%	2.16%	03/19/15

MSCI Emerging Markets Index[20]	10.80%	1.59%	1.85%	03/19/15†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2023. All returns are in U.S. Dollars ($).

[2]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[3]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmark or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[4]  Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

[5]  Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

[6]  Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

[7]  To the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition

AMG GW&K Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

   from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth.

[8]  The Fund may gain investment exposure to certain Chinese companies through variable interest entity (“VIE”) structures. A VIE structure enables foreign investors, such as the Fund, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. A VIE does not have equity ownership in its corresponding China-based company but has claims to the China-based company’s profits and control of its assets through contractual arrangements. VIEs are a common industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. If the Chinese government takes action adversely affecting VIEs, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent consequences, which could result in substantial investment losses.

[9]  Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

[10] The use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[11] The counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

[12] Borrowing and some derivative investments such as futures, forward commitment transactions and swaps may magnify smaller adverse market movements into relatively larger losses.

[13] The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

[14] The prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.

[15] The stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

[16] The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[17] An investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

[18] Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[19] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[20] The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FIDC insured, nor bank guaranteed. May lose value.

AMG GW&K Emerging Wealth Equity Fund Fund Snapshots (unaudited)
October 31, 2023

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Discretionary	34.3

Financials	28.7

Information Technology	14.6

Communication Services	10.7

Consumer Staples	10.1

Industrials	3.0

Materials	2.0

Health Care	0.5

Other Assets, less Liabilities	(3.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6.2

Sands China, Ltd. (Macau)	5.9

Trip.com Group, Ltd. (China)	5.1

Alibaba Group Holding, Ltd. (China)	4.6

AIA Group, Ltd. (Hong Kong)	4.5

Kotak Mahindra Bank, Ltd. (India)	4.5

Tencent Holdings, Ltd. (China)	4.4

QUALCOMM, Inc.	4.1

Infineon Technologies AG (Germany)	4.1

HDFC Bank, Ltd., ADR (India)	4.0

Top Ten as a Group	47.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Emerging Wealth Equity Fund Schedule of Portfolio Investments October 31, 2023

	Shares	Value

Common Stocks - 103.9%

Communication Services - 10.7%

Baidu, Inc., Class A (China)*	171,000	$2,245,026

Kanzhun, Ltd., ADR (China)*	55,000	814,000

Kuaishou Technology (China)*,1	22,100	142,321

Tencent Holdings, Ltd. (China)	74,740	2,766,034

The Walt Disney Co. (United States)*	9,603	783,509

Total Communication Services		6,750,890

Consumer Discretionary - 34.3%

Alibaba Group Holding, Ltd. (China)*	285,148	2,935,621

Eicher Motors, Ltd. (India)	5,810	229,948

H World Group Ltd., ADR (China)*	55,759	2,099,884

Haidilao International Holding, Ltd. (China)[1]	718,000	1,797,733

Hermes International SCA (France)	225	419,811

Jubilant Foodworks, Ltd. (India)	126,410	760,621

Li Ning Co., Ltd. (China)	352,000	1,078,670

LVMH Moet Hennessy Louis Vuitton SE (France)	393	281,361

MakeMyTrip, Ltd. (India)*	41,509	1,607,644

Moncler SpA (Italy)	7,203	374,103

Sands China, Ltd. (Macau)*	1,382,890	3,722,808

Titan Co., Ltd. (India)	21,760	834,186

Trip.com Group, Ltd. (China)*	94,642	3,225,553

Tube Investments of India, Ltd. (India)	13,100	495,595

Yum China Holdings, Inc. (China)	35,778	1,880,492

Total Consumer Discretionary		21,744,030

Consumer Staples - 10.1%

By-health Co., Ltd., Class A (China)	207,061	518,419

The Estee Lauder Cos., Inc., Class A (United States)	6,890	887,914

Foshan Haitian Flavouring & Food Co., Ltd., Class A (China)	122,052	628,142

Kweichow Moutai Co., Ltd., Class A (China)	4,900	1,128,489

Proya Cosmetics Co., Ltd., Class A (China)	37,200	528,191

Wal-Mart de Mexico, S.A.B. de CV (Mexico)	125,070	448,140

Wuliangye Yibin Co., Ltd., Class A (China)	104,853	2,235,092

Total Consumer Staples		6,374,387

Financials - 28.7%

AIA Group, Ltd. (Hong Kong)	331,130	2,875,469

Banco Bradesco, S.A., ADR (Brazil)	256,600	715,914

Bank Central Asia Tbk PT (Indonesia)	617,800	340,359

	Shares	Value

China International Capital Corp., Ltd., Class H (China)[1]	1,442,500	$2,297,551

Cholamandalam Investment and Finance Co., Ltd. (India)	38,500	526,131

HDFC Asset Management Co., Ltd. (India)[1]	28,217	926,850

HDFC Bank, Ltd., ADR (India)	44,773	2,531,913

HDFC Life Insurance Co., Ltd. (India)[1]	157,320	1,168,679

Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	37,850	1,324,093

Kotak Mahindra Bank, Ltd. (India)	137,226	2,868,686

Mastercard, Inc., Class A (United States)	2,670	1,004,854

NU Holdings, Ltd., Class A (Brazil)*	115,400	946,280

One 97 Communications, Ltd. (India)*	57,500	636,357

Total Financials		18,163,136

Health Care - 0.5%

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	55,612	327,831

Industrials - 3.0%

Contemporary Amperex Technology Co., Ltd., Class A (China)	42,880	1,088,801

Copa Holdings, S.A., Class A (Panama)	2,595	211,882

Shenzhen Inovance Technology Co., Ltd., Class A (China)	69,000	570,354

Total Industrials		1,871,037

Information Technology - 14.6%

Beijing Kingsoft Office Software, Inc., Class A (China)	5,675	223,213

Infineon Technologies AG (Germany)	87,795	2,564,511

QUALCOMM, Inc. (United States)	23,624	2,574,780

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	239,500	3,911,638

Total Information Technology		9,274,142

Materials - 2.0%

Asian Paints, Ltd. (India)	20,028	721,433

Skshu Paint Co., Ltd., Class A (China)*	67,938	553,003

Total Materials		1,274,436

Total Common Stocks (Cost $64,562,694)		65,779,889

Total Investments - 103.9% (Cost $64,562,694)		65,779,889

Other Assets, less Liabilities - (3.9)%		(2,483,342)

Net Assets - 100.0%		$63,296,547

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $6,333,134 or 10.0% of net assets.

ADR     American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2023:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Consumer Discretionary	$5,588,020	$16,156,010	—	$21,744,030

Financials	5,198,961	12,964,175	—	18,163,136

Information Technology	2,574,780	6,699,362	—	9,274,142

Communication Services	1,597,509	5,153,381	—	6,750,890

Consumer Staples	1,336,054	5,038,333	—	6,374,387

Industrials	211,882	1,659,155	—	1,871,037

Materials	—	1,274,436	—	1,274,436

Health Care	327,831	—	—	327,831

Total Investments in Securities	$16,835,037	$48,944,852	—	$65,779,889

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended October 31, 2023, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at October 31, 2023, was as follows:

Country	% of Long-Term Investments

Brazil	2.5

China	44.2

France	1.1

Germany	3.9

Hong Kong	6.4

India	20.2

Indonesia	0.5

Italy	0.6

Macau	5.7

Mexico	0.7

Panama	0.3

Taiwan	5.9

United States	8.0

100.0

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Growth Fund Portfolio Manager’s Comments (unaudited)

AMG GW&K Small/Mid Cap Growth Fund (the “Fund”) Class N shares outperformed its benchmark for the 12 months ended October 31, 2023, returning 1.12% vs. the Russell 2500® Growth Index (the “Index”) return of -4.80%.

MARKET OVERVIEW

For the year ending October 31, 2023, U.S. equity markets saw bifurcated performance results that were heavily influenced by market capitalization. Recession fears driven by the U.S. Federal Reserve’s (the “Fed”) higher-for-longer policy, geopolitical tensions, and artificial intelligence (AI) excitement concentrated investor focus on the Magnificent Seven mega cap growth stocks, positioning the broader domestic equity universe to provide mixed performance results. In the narrow market environment, Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA, and Tesla provided 8.2% of the 10.1% increase in the S&P 500® Index while small/mid cap equities in the Russell 2500® Index moved -4.6%. Over the one-year period, small/mid cap growth and value stocks showed a similar decline, with growth outperforming value by 14 basis points. Long-duration companies in health care put the most pressure on growth while the turmoil in financials led value equities lower. Information technology was the brightest contributor for growth, while industrials provided the most positive support in value.

FUND REVIEW

The Fund produced a modest positive return and outperformed its benchmark during the fiscal year due primarily to strong stock selection. Health care was the largest contributor with a broad number of holdings providing meaningful gains. In biopharma, a focus on companies with promising new products and late-stage clinical pipelines saw Crinetics Pharmaceuticals, Inc. rise 50.7% on favorable trial results, and attracted takeover bids for Albireo Pharma, Horizon Therapeutics, and Oyster Point Pharma. Steady sales growth in proprietary products ex COVID lifted West Pharmaceutical Services 48.2% while its peer group fell -23.4%. The stock was sold during the fiscal year. Abiomed, Inc., a leading provider of heart pumps, was acquired by Johnson & Johnson at an attractive premium. In materials, good organic growth from AptarGroup, Inc.’s high-margin pharma division and a favorable pricing environment for Eagle Materials, Inc.’s construction products drove sector outperformance. Software was the star performer in information technology, with Manhattan Associates, Inc., the Fund’s largest position, and Hubspot delivering better-than-anticipated results and guidance. HubSpot was sold during the fiscal year.

Fund sectors lagging the Russell 2500® Growth Index were concentrated in the consumer area. In consumer discretionary, Revolve Group, Inc., an e-commerce retailer focused on the aspirational millennial and Gen Z customer, faced difficult comparisons and experienced results that fell short of expectations. In consumer staples, a positive contribution from each of our two holdings was offset by an underweight allocation. Looking at relative performance through a factor lens, the allocation in the Fund tilted toward higher quality stocks helped results by about 158 basis points based on an average of seven factors, with earnings stability being the most prominent.

OUTLOOK

Since the yield curve inverted last year, there has been a great deal of anticipation of a recession. But a funny thing happened along the way: continued economic strength. As we look toward the final months of 2023 and beyond, the question remains whether that strength can continue amid tighter financial conditions. On a positive note, compression in Price to Equity (P/E) multiples for small/mid cap growth stocks has created more attractive valuations during this narrow market leadership. As investors, we aim to be prepared for a range of economic outcomes and remain watchful for opportunities to add high quality, well managed small/mid cap growth companies to the Fund.

The views expressed represent the opinions of GW&K Investment Management, LLC, as of October 31, 2023, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG GW&K Small/Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small/Mid Cap Growth Fund’s Class N shares on October 31, 2013, to a $10,000 investment made in the Russell 2500® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Growth Fund and the Russell 2500® Growth Index for the same time periods ended October 31, 2023.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date

AMG GW&K Small/Mid Cap Growth Fund[2,3,4,5,6,7,8,9]

Class N	1.12%	7.16%	6.81%	9.03%	11/03/10

Class I	1.36%	7.35%	7.03%	7.82%	06/01/11

Class Z	1.43%	—	—	(9.93%)	08/31/21

Russell 2500® Growth Index[10]	(4.80%)	5.22%	7.35%	9.88%	11/03/10†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2023. All returns are in U.S. Dollars ($).

[2]  As of March 19, 2021, the Fund’s subadviser was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund was known as the AMG Managers LMCG Small Cap Growth Fund and had different principal investment strategies and corresponding risks. Effective March 19, 2021, the Fund changed its name to AMG GW&K Small Cap Fund II. Effective May 21, 2021, the Fund changed its name to AMG GW&K Small/Mid Cap Growth Fund and made changes to its principal investment strategies. Performance shown for periods prior to March 19, 2021, reflects the performance and investment strategies of the Fund’s previous subadviser, LMCG Investments, LLC. The Fund’s past performance would have been different if the Fund were managed by the current subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[3]  From time to time, the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[5]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmark or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[6]  The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[7]  The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

[8]  Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund

AMG GW&K Small/Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[10] The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2500® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Small/Mid Cap Growth Fund Fund Snapshots (unaudited)
October 31, 2023

PORTFOLIO BREAKDOWN

Sector	%of Net Assets

Industrials	22.1

Health Care	21.2

Information Technology	18.8

Consumer Discretionary	15.1

Energy	5.7

Financials	5.7

Materials	4.2

Real Estate	2.4

Consumer Staples	1.3

Short-Term Investments	4.9

Other Assets, less Liabilities	(1.4)

TOP TEN HOLDINGS

Security Name	%of Net Assets

Manhattan Associates, Inc.	3.5

Five Below, Inc.	2.3

Atkore, Inc.	2.2

RBC Bearings, Inc.	2.1

Paylocity Holding Corp.	2.1

SiteOne Landscape Supply, Inc.	2.1

Matador Resources Co.	2.0

Texas Roadhouse, Inc.	2.0

Entegris, Inc.	2.0

Globant SA (Uruguay)	2.0

Top Ten as a Group	22.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small/Mid Cap Growth Fund Schedule of Portfolio Investments October 31, 2023

	Shares	Value

Common Stocks - 96.5%

Consumer Discretionary - 15.1%

Bright Horizons Family Solutions, Inc.*	2,168	$160,562

Burlington Stores, Inc.*	3,448	417,311

Churchill Downs, Inc.	5,038	553,374

Five Below, Inc.*	4,579	796,654

Grand Canyon Education, Inc.*	5,148	609,163

Krispy Kreme, Inc.[1]	23,670	306,053

Lithia Motors, Inc.	1,326	321,171

LKQ Corp.	10,859	476,927

Pool Corp.	1,423	449,341

Revolve Group, Inc.*,1	14,840	204,050

Texas Roadhouse, Inc.	6,993	710,069

Vail Resorts, Inc.	1,070	227,108

Total Consumer Discretionary		5,231,783

Consumer Staples - 1.3%

Performance Food Group Co.*	8,009	462,600

Energy - 5.7%

ChampionX Corp.	18,305	563,794

Matador Resources Co.	11,515	710,360

Ovintiv, Inc.	7,190	345,120

SM Energy Co.	9,200	370,944

Total Energy		1,990,218

Financials - 5.7%

Evercore, Inc., Class A	3,015	392,493

Houlihan Lokey, Inc.	5,330	535,772

MarketAxess Holdings, Inc.	1,630	348,412

Pinnacle Financial Partners, Inc.	5,425	338,303

RLI Corp.	2,800	373,072

Total Financials		1,988,052

Health Care - 21.2%

Acadia Healthcare Co., Inc.*	8,460	621,895

Azenta, Inc.*,1	12,802	581,851

Bio-Rad Laboratories, Inc., Class A*	1,086	298,954

Chemed Corp.	699	393,292

Crinetics Pharmaceuticals, Inc.*	17,205	503,934

CryoPort, Inc.*,1	7,678	74,477

Globus Medical, Inc., Class A*	9,280	424,189

Halozyme Therapeutics, Inc.*	12,369	418,938

HealthEquity, Inc.*	7,497	537,385

ICU Medical, Inc.*,1	918	90,019

Insmed, Inc.*	21,505	538,915

Integra LifeSciences Holdings Corp.*	7,174	257,977

	Shares	Value

Intra-Cellular Therapies, Inc.*	8,637	$429,777

Medpace Holdings, Inc.*	2,058	499,415

Natera, Inc.*	7,750	305,893

Neurocrine Biosciences, Inc.*	4,642	514,984

Phathom Pharmaceuticals, Inc.*	19,948	185,516

Ultragenyx Pharmaceutical, Inc.*	9,021	319,343

Veracyte, Inc.*	17,600	364,672

Total Health Care		7,361,426

Industrials - 22.1%

Atkore, Inc.*	6,075	755,001

Booz Allen Hamilton Holding Corp.	3,922	470,365

CACI International, Inc., Class A*	1,527	495,908

Chart Industries, Inc.*	3,000	348,690

Gibraltar Industries, Inc.*	6,959	423,525

Graco, Inc.	5,419	402,903

IDEX Corp.	3,116	596,434

ITT, Inc.	4,374	408,313

Knight-Swift Transportation Holdings, Inc.	6,357	310,794

Nordson Corp.	1,600	340,144

Paycor HCM, Inc.*,1	15,020	324,132

Paylocity Holding Corp.*	3,998	717,241

RBC Bearings, Inc.*,1	3,319	729,649

SiteOne Landscape Supply, Inc.*	5,163	711,306

SS&C Technologies Holdings, Inc.	4,465	224,366

The Toro Co.	4,988	403,230

Total Industrials		7,662,001

Information Technology - 18.8%

CCC Intelligent Solutions Holdings, Inc.*	25,341	272,923

Cognex Corp.	15,540	559,285

CyberArk Software, Ltd. (Israel)*	3,977	650,796

The Descartes Systems Group, Inc. (Canada)*	6,247	451,096

Entegris, Inc.	8,050	708,722

Globant SA (Uruguay)*	3,986	678,776

MACOM Technology Solutions Holdings, Inc.*	7,110	501,539

Manhattan Associates, Inc.*	6,257	1,219,990

Power Integrations, Inc.	4,591	318,294

Rapid7, Inc.*	5,413	251,650

Silicon Laboratories, Inc.*	2,345	216,162

Tyler Technologies, Inc.*	931	347,170

Zebra Technologies Corp., Class A*	1,653	346,188

Total Information Technology		6,522,591

Materials - 4.2%

AptarGroup, Inc.	3,177	388,452

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 4.2% (continued)

Avient Corp.	13,357	$422,348

Eagle Materials, Inc.	1,281	197,159

RPM International, Inc.	4,935	450,417

Total Materials		1,458,376

Real Estate - 2.4%

EastGroup Properties, Inc., REIT	3,017	492,525

Sun Communities, Inc., REIT	3,043	338,503

Total Real Estate		831,028

Total Common Stocks (Cost $36,682,239)		33,508,075

Rights - 0.0%

Health Care - 0.0%

Abiomed, Inc.*,2,3 (Cost $0)	1,175	0

	Principal Amount

Short-Term Investments - 4.9%

Joint Repurchase Agreements - 1.1%[4]

Industrial and Commercial Bank of China Financial Services LLC, dated 10/31/23, due 11/01/23, 5.340% total to be received $372,223 (collateralized by various U.S. Treasuries, 0.000% - 7.625%, 11/02/23 - 08/15/53, totaling $379,611)	$372,168	372,168

*	Non-income producing security.

[1]

Some of these securities, amounting to $2,268,368 or 6.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Security’s value was determined by using significant unobservable inputs.

[3]

This security is restricted and not available for re-sale. The Fund received Contingent Value Rights (“CVRs”) of Abiomed Inc (“ABIOMED”) from a corporate action where Johnson & Johnson acquired ABIOMED on December 23, 2022. The total value of this restricted security held is $0 which represents 0% of net assets.

	Principal Amount	Value

Repurchase Agreements - 3.8%

Fixed Income Clearing Corp., dated 10/31/23 due 11/01/23, 5.150% total to be received $1,317,188 (collateralized by a U.S. Treasury, 3.500%, 04/30/30, totaling $1,343,383)	$1,317,000	$1,317,000

Total Short-Term Investments (Cost $1,689,168)		1,689,168

Total Investments - 101.4% (Cost $38,371,407)		35,197,243

Other Assets, less Liabilities - (1.4)%		(492,658)

Net Assets - 100.0%		$34,704,585

[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$33,508,075	—	—	$33,508,075

Rights

Health Care	—	—	$0	0

Short-Term Investments

Joint Repurchase Agreements	—	$372,168	—	372,168

Repurchase Agreements	—	1,317,000	—	1,317,000

Total Investments in Securities	$33,508,075	$1,689,168	$0	$35,197,243

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2023, there were no transfers in or out of Level 3. The Fund did not have any purchases and sales of Level 3 securities for the same period. The Level 3 rights were received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs. For the current period ended October 31, 2023, the change in unrealized appreciation (depreciation) was $0.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities October 31, 2023

	AMG GW&K Core Bond ESG Fund	AMG GW&K Emerging Markets Equity Fund	AMG GW&K Emerging Wealth Equity Fund	AMG GW&K Small/Mid Cap Growth Fund

Assets:

Investments at value[1] (including securities on loan valued at $1,952,586, $65,760, $0, and $2,268,368, respectively)	$123,529,120	$19,851,620	$65,779,889	$35,197,243

Cash	143,050	24,798	—	658

Foreign currency[2]	—	71,846	218,702	—

Receivable for investments sold	—	—	1,156,709	—

Dividend and interest receivables	923,085	9,012	90,007	7,473

Securities lending income receivable	112	13	46	341

Receivable for Fund shares sold	829	—	28	317

Receivable from affiliate	23,147	15,959	—	10,512

Prepaid expenses and other assets	14,038	2,809	8,876	9,790

Total assets	124,633,381	19,976,057	67,254,257	35,226,334

Liabilities:

Payable upon return of securities loaned	2,021,228	68,052	—	372,168

Payable for investments purchased	—	—	222,292	80,996

Payable for Fund shares repurchased	67,902	—	1,240,399	—

Payable for foreign capital gains tax	—	—	102,335	—

Interfund loan payable	—	—	2,273,250	—

Accrued expenses:

Investment advisory and management fees	31,635	9,551	35,291	18,879

Administrative fees	15,818	2,605	8,975	4,568

Distribution fees	414	51	83	6,598

Shareholder service fees	11,648	1,192	2,045	331

Other	77,831	61,604	73,040	38,209

Total liabilities	2,226,476	143,055	3,957,710	521,749

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$122,406,905	$19,833,002	$63,296,547	$34,704,585

[1] Investments at cost	$146,495,387	$17,241,331	$64,562,694	$38,371,407

[2] Foreign currency at cost	—	$72,106	$229,400	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Core Bond ESG Fund	AMG GW&K Emerging Markets Equity Fund	AMG GW&K Emerging Wealth Equity Fund	AMG GW&K Small/Mid Cap Growth Fund

Net Assets Represent:

Paid-in capital	$154,568,912	$22,648,451	$87,159,394	$38,198,188

Total distributable loss	(32,162,007)	(2,815,449)	(23,862,847)	(3,493,603)

Net Assets	$122,406,905	$19,833,002	$63,296,547	$34,704,585

Class N:

Net Assets	$1,937,190	$220,572	$377,270	$27,120,018

Shares outstanding	232,463	28,712	37,633	2,033,774

Net asset value, offering and redemption price per share	$8.33	$7.68	$10.02	$13.33

Class I:

Net Assets	$119,191,009	$11,902,268	$43,482,624	$7,560,818

Shares outstanding	14,295,879	1,567,248	4,267,595	542,963

Net asset value, offering and redemption price per share	$8.34	$7.59	$10.19	$13.93

Class Z:

Net Assets	$1,278,706	$7,710,162	$19,436,653	$23,749

Shares outstanding	153,471	1,021,824	1,907,420	1,703

Net asset value, offering and redemption price per share	$8.33	$7.55	$10.19	$13.95

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended October 31, 2023

	AMG GW&K Core Bond ESG Fund	AMG GW&K Emerging Markets Equity Fund	AMG GW&K Emerging Wealth Equity Fund	AMG GW&K Small/Mid Cap Growth Fund

Investment Income:

Dividend income	—	$401,823	$888,590	$206,270

Interest income	$4,824,704	21,939	46,708	52,538

Securities lending income	7,246	1,845	921	2,602

Foreign withholding tax	—	(53,841)	(68,687)	—

Total investment income	4,831,950	371,766	867,532	261,410

Expenses:

Investment advisory and management fees	422,900	117,341	453,810	223,958

Administrative fees	211,450	32,002	123,766	54,184

Distribution fees - Class N	4,974	637	1,428	55,058

Shareholder servicing fees - Class N	2,984	383	856	—

Shareholder servicing fees - Class I	101,327	11,128	45,843	3,730

Professional fees	58,550	53,116	53,397	28,798

Reports to shareholders	43,559	6,890	21,038	10,831

Registration fees	31,466	12,605	33,213	24,909

Custodian fees	28,340	60,661	64,059	22,035

Transfer agent fees	16,532	1,336	3,008	7,512

Trustee fees and expenses	9,835	1,292	5,607	2,467

Interest expense	—	108	386	—

Miscellaneous	10,096	3,347	5,782	3,895

Repayment of prior reimbursements	—	—	11,356	—

Total expenses before offsets	942,013	300,846	823,549	437,377

Expense reimbursements	(156,088)	(102,622)	(31,418)	(82,386)

Expense reductions	—	—	—	(2,983)

Net expenses	785,925	198,224	792,131	352,008

Net investment income (loss)	4,046,025	173,542	75,401	(90,598)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	(5,580,179)	711,815	2,362,112	(174,467)

Net realized loss on foreign currency transactions	—	(10,987)	(24,031)	—

Net change in unrealized appreciation/depreciation on investments	2,763,863	1,660,068	8,906,080	436,818

Net change in unrealized appreciation/depreciation on foreign currency translations	—	1,376	(37,166)	—

Net realized and unrealized gain (loss)	(2,816,316)	2,362,272	11,206,995	262,351

Net increase in net assets resulting from operations	$1,229,709	$2,535,814	$11,282,396	$171,753

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended October 31,

	AMG GW&K Core Bond ESG Fund		AMG GW&K Emerging Markets Equity Fund

	2023	2022	2023	2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$4,046,025	$3,058,570	$173,542	$373,577

Net realized gain (loss) on investments	(5,580,179)	(3,645,263)	700,828	(4,979,831)

Net change in unrealized appreciation/depreciation on investments	2,763,863	(30,052,410)	1,661,444	(11,629,398)

Net increase (decrease) in net assets resulting from operations	1,229,709	(30,639,103)	2,535,814	(16,235,652)

Distributions to Shareholders:

Class N	(51,357)	(76,235)	(8,907)	(2,402)

Class I	(3,948,393)	(7,327,695)	(449,110)	(249,212)

Class Z	(47,130)	(112,920)	(413,188)	(382,214)

Total distributions to shareholders	(4,046,880)	(7,516,850)	(871,205)	(633,828)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(16,492,501)	(16,283,055)	2,058,203	(25,653,747)

Total increase (decrease) in net assets	(19,309,672)	(54,439,008)	3,722,812	(42,523,227)

Net Assets:

Beginning of year	141,716,577	196,155,585	16,110,190	58,633,417

End of year	$122,406,905	$141,716,577	$19,833,002	$16,110,190

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended October 31,

	AMG GW&K Emerging Wealth Equity Fund		AMG GW&K Small/Mid Cap Growth Fund

	2023	2022	2023	2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$75,401	$(99,452)	$(90,598)	$(187,651)

Net realized gain (loss) on investments	2,338,081	(25,435,619)	(174,467)	687,666

Net change in unrealized appreciation/depreciation on investments	8,868,914	(37,885,410)	436,818	(10,773,348)

Net increase (decrease) in net assets resulting from operations	11,282,396	(63,420,481)	171,753	(10,273,333)

Distributions to Shareholders:

Class N	—	(10,519)	(496,550)	—

Class I	—	(417,335)	(126,577)	—

Class Z	—	(1,915,232)	(448)	—

Total distributions to shareholders	—	(2,343,086)	(623,575)	—

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(20,109,514)	(87,822,351)	3,611,251	(2,280,329)

Total increase (decrease) in net assets	(8,827,118)	(153,585,918)	3,159,429	(12,553,662)

Net Assets:

Beginning of year	72,123,665	225,709,583	31,545,156	44,098,818

End of year	$63,296,547	$72,123,665	$34,704,585	$31,545,156

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.56	$10.75	$10.90	$10.53	$9.67

Income (loss) from Investment Operations:

Net investment income[1,2]	0.23	0.14	0.12	0.18	0.21

Net realized and unrealized gain (loss) on investments	(0.23)	(1.93)	(0.15)	0.37	0.86

Total income (loss) from investment operations	—	(1.79)	(0.03)	0.55	1.07

Less Distributions to Shareholders from:

Net investment income	(0.23)	(0.15)	(0.12)	(0.18)	(0.21)

Net realized gain on investments	—	(0.25)	—	—	—

Total distributions to shareholders	(0.23)	(0.40)	(0.12)	(0.18)	(0.21)

Net Asset Value, End of Year	$8.33	$8.56	$10.75	$10.90	$10.53

Total Return[2,3]	(0.15)%	(17.18)%	(0.27)%	5.31%	11.20%

Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.88%	0.88%

Ratio of gross expenses to average net assets[4]	0.99%	0.95%	0.94%	0.96%	0.95%

Ratio of net investment income to average net assets[2]	2.55%	1.49%	1.12%	1.69%	2.10%

Portfolio turnover	25%	34%	62%	56%	48%

Net assets end of year (000’s) omitted	$1,937	$1,716	$2,125	$1,905	$1,255

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.56	$10.76	$10.90	$10.54	$9.67

Income (loss) from Investment Operations:

Net investment income[1,2]	0.25	0.18	0.16	0.22	0.24

Net realized and unrealized gain (loss) on investments	(0.21)	(1.95)	(0.14)	0.36	0.88

Total income (loss) from investment operations	0.04	(1.77)	0.02	0.58	1.12

Less Distributions to Shareholders from:

Net investment income	(0.26)	(0.18)	(0.16)	(0.22)	(0.25)

Net realized gain on investments	—	(0.25)	—	—	—

Total distributions to shareholders	(0.26)	(0.43)	(0.16)	(0.22)	(0.25)

Net Asset Value, End of Year	$8.34	$8.56	$10.76	$10.90	$10.54

Total Return[2,3]	0.30%	(16.99)%	0.15%	5.55%	11.70%

Ratio of net expenses to average net assets	0.55%	0.55%	0.56%	0.55%	0.55%

Ratio of gross expenses to average net assets[4]	0.66%	0.62%	0.62%	0.63%	0.62%

Ratio of net investment income to average net assets[2]	2.88%	1.82%	1.44%	2.01%	2.42%

Portfolio turnover	25%	34%	62%	56%	48%

Net assets end of year (000’s) omitted	$119,191	$137,806	$190,306	$202,363	$212,801

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class Z	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.56	$10.75	$10.90	$10.53	$9.67

Income (loss) from Investment Operations:

Net investment income[1,2]	0.26	0.18	0.16	0.22	0.25

Net realized and unrealized gain (loss) on investments	(0.23)	(1.94)	(0.15)	0.38	0.87

Total income (loss) from investment operations	0.03	(1.76)	0.01	0.60	1.12

Less Distributions to Shareholders from:

Net investment income	(0.26)	(0.18)	(0.16)	(0.23)	(0.26)

Net realized gain on investments	—	(0.25)	—	—	—

Total distributions to shareholders	(0.26)	(0.43)	(0.16)	(0.23)	(0.26)

Net Asset Value, End of Year	$8.33	$8.56	$10.75	$10.90	$10.53

Total Return[2,3]	0.25%	(16.85)%	0.13%	5.73%	11.71%

Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%

Ratio of gross expenses to average net assets[4]	0.59%	0.55%	0.54%	0.56%	0.55%

Ratio of net investment income to average net assets[2]	2.95%	1.89%	1.52%	2.09%	2.50%

Portfolio turnover	25%	34%	62%	56%	48%

Net assets end of year (000’s) omitted	$1,279	$2,195	$3,724	$3,812	$3,208

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$6.91	$10.30	$9.73	$9.52	$8.61

Income (loss) from Investment Operations:

Net investment income[1,2]	0.04	0.04	0.02	0.01	0.14

Net realized and unrealized gain (loss) on investments	1.07	(3.37)	0.96	0.70	1.04

Total income (loss) from investment operations	1.11	(3.33)	0.98	0.71	1.18

Less Distributions to Shareholders from:

Net investment income	(0.34)	(0.02)	(0.07)	(0.06)	(0.17)

Net realized gain on investments	—	(0.04)	(0.34)	(0.44)	(0.10)

Total distributions to shareholders	(0.34)	(0.06)	(0.41)	(0.50)	(0.27)

Net Asset Value, End of Year	$7.68	$6.91	$10.30	$9.73	$9.52

Total Return[2,3]	15.96%	(32.50)%	9.85%	7.55%	13.94%

Ratio of net expenses to average net assets	1.27%	1.29%[4]	1.27%[5]	1.34%	1.30%

Ratio of gross expenses to average net assets[6]	1.75%	1.46%	1.37%[5]	1.52%	1.30%

Ratio of net investment income to average net assets[2]	0.47%	0.47%	0.20%	0.13%	1.52%

Portfolio turnover	34%	46%	36%	40%	123%

Net assets end of year (000’s) omitted	$221	$180	$414	$412	$520

AMG GW&K Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$6.84	$10.21	$9.69	$9.48	$8.60

Income (loss) from Investment Operations:

Net investment income[1,2]	0.06	0.07	0.06	0.04	0.17

Net realized and unrealized gain (loss) on investments	1.06	(3.33)	0.95	0.69	1.04

Total income (loss) from investment operations	1.12	(3.26)	1.01	0.73	1.21

Less Distributions to Shareholders from:

Net investment income	(0.37)	(0.07)	(0.15)	(0.08)	(0.23)

Net realized gain on investments	—	(0.04)	(0.34)	(0.44)	(0.10)

Total distributions to shareholders	(0.37)	(0.11)	(0.49)	(0.52)	(0.33)

Net Asset Value, End of Year	$7.59	$6.84	$10.21	$9.69	$9.48

Total Return[2,3]	16.28%	(32.28)%	10.13%	7.91%	14.34%

Ratio of net expenses to average net assets	0.96%	0.99%[4]	0.95%[5]	1.01%	0.97%

Ratio of gross expenses to average net assets[6]	1.44%	1.16%	1.05%[5]	1.19%	0.97%

Ratio of net investment income to average net assets[2]	0.78%	0.77%	0.52%	0.47%	1.85%

Portfolio turnover	34%	46%	36%	40%	123%

Net assets end of year (000’s) omitted	$11,902	$8,520	$24,571	$19,251	$24,100

AMG GW&K Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class Z	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$6.80	$10.15	$9.64	$9.43	$8.56

Income (loss) from Investment Operations:

Net investment income[1,2]	0.07	0.08	0.07	0.05	0.18

Net realized and unrealized gain (loss) on investments	1.06	(3.31)	0.93	0.69	1.02

Total income (loss) from investment operations	1.13	(3.23)	1.00	0.74	1.20

Less Distributions to Shareholders from:

Net investment income	(0.38)	(0.08)	(0.15)	(0.09)	(0.23)

Net realized gain on investments	—	(0.04)	(0.34)	(0.44)	(0.10)

Total distributions to shareholders	(0.38)	(0.12)	(0.49)	(0.53)	(0.33)

Net Asset Value, End of Year	$7.55	$6.80	$10.15	$9.64	$9.43

Total Return[2,3]	16.56%	(32.20)%	10.15%	8.01%	14.39%

Ratio of net expenses to average net assets	0.87%	0.89%[4]	0.87%[5]	0.94%	0.90%

Ratio of gross expenses to average net assets[6]	1.35%	1.06%	0.97%[5]	1.12%	0.90%

Ratio of net investment income to average net assets[2]	0.87%	0.87%	0.60%	0.53%	1.92%

Portfolio turnover	34%	46%	36%	40%	123%

Net assets end of year (000’s) omitted	$7,710	$7,410	$33,648	$24,191	$31,727

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of 0.02% related to participation in the interfund lending program.

[5]	Such ratio includes recapture of waived/reimbursed fees from a prior period amounting to 0.01% for the fiscal year ended October 31, 2021.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.76	$13.41	$13.28	$11.93	$10.38

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.03)	(0.05)	(0.09)	(0.04)	0.10

Net realized and unrealized gain (loss) on investments	1.29	(4.45)	0.22	1.72	1.95

Total income (loss) from investment operations	1.26	(4.50)	0.13	1.68	2.05

Less Distributions to Shareholders from:

Net investment income	—	—	—	(0.06)	(0.06)

Net realized gain on investments	—	(0.15)	—	(0.27)	(0.44)

Total distributions to shareholders	—	(0.15)	—	(0.33)	(0.50)

Net Asset Value, End of Year	$10.02	$8.76	$13.41	$13.28	$11.93

Total Return[2,3]	14.50%	(33.89)%	0.98%	14.37%	20.82%

Ratio of net expenses to average net assets	1.30%	1.30%[4]	1.22%	1.26%	1.37%[5]

Ratio of gross expenses to average net assets[6]	1.33%	1.31%	1.22%	1.26%	1.37%[5]

Ratio of net investment income (loss) to average net assets[2]	(0.25)%	(0.43)%	(0.59)%	(0.35)%	0.93%

Portfolio turnover	27%	63%	57%	37%	40%

Net assets end of year (000’s) omitted	$377	$330	$967	$1,716	$2,007

AMG GW&K Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.88	$13.55	$13.38	$12.03	$10.44

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.01	(0.01)	(0.05)	(0.01)	0.14

Net realized and unrealized gain (loss) on investments	1.30	(4.51)	0.22	1.73	1.96

Total income (loss) from investment operations	1.31	(4.52)	0.17	1.72	2.10

Less Distributions to Shareholders from:

Net investment income	—	—	—	(0.10)	(0.07)

Net realized gain on investments	—	(0.15)	—	(0.27)	(0.44)

Total distributions to shareholders	—	(0.15)	—	(0.37)	(0.51)

Net Asset Value, End of Year	$10.19	$8.88	$13.55	$13.38	$12.03

Total Return[2,3]	14.75%	(33.68)%	1.27%	14.63%	21.15%

Ratio of net expenses to average net assets	0.99%	1.00%[4]	0.93%	0.97%	1.08%[5]

Ratio of gross expenses to average net assets[6]	1.02%	1.01%	0.93%	0.97%	1.08%[5]

Ratio of net investment income (loss) to average net assets[2]	0.06%	(0.13)%	(0.30)%	(0.06)%	1.22%

Portfolio turnover	27%	63%	57%	37%	40%

Net assets end of year (000’s) omitted	$43,483	$39,367	$41,453	$22,813	$6,328

AMG GW&K Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class Z	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.87	$13.52	$13.34	$11.99	$10.41

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.02	(0.00)[7]	(0.03)	0.01	0.15

Net realized and unrealized gain (loss) on investments	1.30	(4.50)	0.21	1.72	1.96

Total income (loss) from investment operations	1.32	(4.50)	0.18	1.73	2.11

Less Distributions to Shareholders from:

Net investment income	—	—	(0.00)[7]	(0.11)	(0.09)

Net realized gain on investments	—	(0.15)	—	(0.27)	(0.44)

Total distributions to shareholders	—	(0.15)	(0.00)[7]	(0.38)	(0.53)

Net Asset Value, End of Year	$10.19	$8.87	$13.52	$13.34	$11.99

Total Return[2,3]	14.88%	(33.61)%	1.37%	14.75%	21.34%

Ratio of net expenses to average net assets	0.90%	0.90%[4]	0.82%	0.86%	0.97%[5]

Ratio of gross expenses to average net assets[6]	0.93%	0.91%	0.82%	0.86%	0.97%[5]

Ratio of net investment income (loss) to average net assets[2]	0.15%	(0.03)%	(0.19)%	0.05%	1.33%

Portfolio turnover	27%	63%	57%	37%	40%

Net assets end of year (000’s) omitted	$19,437	$32,427	$183,290	$185,755	$105,069

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[5]	Such ratio includes recapture of waived/reimbursed fees from a prior period amounting to 0.02% for the fiscal year ended October 31, 2019.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Less than $(0.005) per share.

AMG GW&K Small/Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$13.45	$17.67	$21.14	$17.02	$16.90

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.04)	(0.08)	(0.17)	(0.17)	(0.08)

Net realized and unrealized gain (loss) on investments	0.19	(4.14)	7.74	4.29	0.20

Total income (loss) from investment operations	0.15	(4.22)	7.57	4.12	0.12

Less Distributions to Shareholders from:

Net realized gain on investments	(0.27)	—	(10.55)	—	—

Paid in capital	—	—	(0.49)	—	—

Total distributions to shareholders	(0.27)	—	(11.04)	—	—

Net Asset Value, End of Year	$13.33	$13.45	$17.67	$21.14	$17.02

Total Return[2,3]	1.12%	(23.88)%[4]	46.66%	24.27%	0.71%

Ratio of net expenses to average net assets[5]	1.00%	1.00%	1.17%	1.29%[6]	1.30%

Ratio of gross expenses to average net assets[7]	1.24%	1.25%	1.42%	1.60%	1.47%

Ratio of net investment loss to average net assets[2]	(0.28)%	(0.56)%	(0.91)%	(0.92)%	(0.48)%

Portfolio turnover	25%	23%	158%	126%	138%

Net assets end of year (000’s) omitted	$27,120	$24,994	$37,471	$28,908	$30,717

AMG GW&K Small/Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$14.01	$18.39	$21.60	$17.35	$17.20

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.02)	(0.06)	(0.15)	(0.14)	(0.05)

Net realized and unrealized gain (loss) on investments	0.21	(4.32)	7.98	4.39	0.20

Total income (loss) from investment operations	0.19	(4.38)	7.83	4.25	0.15

Less Distributions to Shareholders from:

Net realized gain on investments	(0.27)	—	(10.55)	—	—

Paid in capital	—	—	(0.49)	—	—

Total distributions to shareholders	(0.27)	—	(11.04)	—	—

Net Asset Value, End of Year	$13.93	$14.01	$18.39	$21.60	$17.35

Total Return[2,3]	1.36%	(23.82)%[4]	46.94%	24.48%	0.93%

Ratio of net expenses to average net assets[5]	0.86%	0.86%	1.02%	1.10%[6]	1.10%

Ratio of gross expenses to average net assets[7]	1.10%	1.11%	1.27%	1.41%	1.27%

Ratio of net investment loss to average net assets[2]	(0.14)%	(0.42)%	(0.76)%	(0.73)%	(0.28)%

Portfolio turnover	25%	23%	158%	126%	138%

Net assets end of year (000’s) omitted	$7,561	$6,540	$6,612	$6,483	$14,608

AMG GW&K Small/Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2023	2022	2021[8]

Net Asset Value, Beginning of Period	$14.02	$18.39	$17.84

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.01)	(0.06)	(0.01)

Net realized and unrealized gain (loss) on investments	0.21	(4.31)	0.56

Total income (loss) from investment operations	0.20	(4.37)	0.55

Less Distributions to Shareholders from:

Net realized gain on investments	(0.27)	—	—

Net Asset Value, End of Period	$13.95	$14.02	$18.39

Total Return[2,3]	1.43%	(23.76)%[4]	3.08%[9]

Ratio of net expenses to average net assets[10]	0.81%	0.81%	0.82%[11]

Ratio of gross expenses to average net assets[7]	1.05%	1.06%	1.13%[11]

Ratio of net investment loss to average net assets[2]	(0.09)%	(0.37)%	(0.49)%[11]

Portfolio turnover	25%	23%	158%

Net assets end of period (000’s) omitted	$24	$12	$15

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes a non-recurring securities litigation gain. Had the Fund not received the payment total return would have been (24.68%), (24.53%) and (24.53%) for Class N, Class I and Class Z respectively.

[5]	Includes reduction from broker recapture amounting to 0.01%, 0.01%, less than 0.01%, 0.01% and less than 0.01% for the fiscal years ended 2023, 2022, 2021, 2020 and 2019, respectively.

[6]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Commencement of operations was on August 31, 2021.

[9]	Not annualized.

[10]	Includes reduction from broker recapture amounting to 0.01% and 0.01% for the fiscal years ended 2023 and 2022, respectively, and less than 0.01% for the fiscal period ended October 31, 2021.

[11]	Annualized.

Notes to Financial Statements October 31, 2023

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds, AMG Funds I and AMG Funds IV (the “Trusts”) are open-end management investment companies. AMG Funds and AMG Funds I are organized as Massachusetts business trusts, while AMG Funds IV is organized as a Delaware Statutory Trust. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds I: AMG GW&K Core Bond ESG Fund (“Core Bond ESG”), AMG Funds: AMG GW&K Emerging Markets Equity Fund (“Emerging Markets Equity”) and AMG GW&K Emerging Wealth Equity Fund (“Emerging Wealth Equity”) and AMG Funds IV: AMG GW&K Small/Mid Cap Growth Fund (“Small/Mid Cap Growth”), each a “Fund” and collectively, the “Funds”.

Each Fund offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Funds that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Funds are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or,

if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Boards of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the

Notes to Financial Statements (continued)

transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from the issuer, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small/Mid Cap Growth had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended October 31, 2023, the impact on the expenses and expense ratios was $2,983 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income will normally be declared and paid monthly for Core Bond ESG and annually for Emerging Markets Equity, Emerging Wealth Equity and Small/Mid Cap Growth. Realized net capital gains distributions, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses for Small/Mid Cap Growth. There were no permanent differences during the year for Core Bond ESG, Emerging Markets Equity, and Emerging Wealth Equity. Temporary differences are primarily due to mark to market on passive foreign investment companies for Emerging Markets Equity and Emerging Wealth Equity. Temporary differences for Small/Mid Cap Growth are due to qualified late-year ordinary loss deferrals. Temporary differences for Emerging Markets Equity are due to cost adjustments on dividend income received from spinoffs. In addition, temporary differences for each Fund are due to wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 was as follows:

	Core Bond ESG		Emerging Markets Equity

Distributions paid from:	2023	2022	2023	2022

Ordinary income *	$4,046,880	$3,496,989	$871,205	$422,590

Long-term capital gains	—	4,019,861	—	211,238

	$4,046,880	$7,516,850	$871,205	$633,828

Notes to Financial Statements (continued)

	Emerging Wealth Equity		Small/Mid Cap Growth

Distributions paid from:	2023	2022	2023	2022

Ordinary income *	—	—	—	—

Long-term capital gains	—	$2,343,086	$623,575	—

	—	$2,343,086	$623,575	—

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2023, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Core Bond ESG	Emerging Markets Equity	Emerging Wealth Equity	Small/Mid Cap Growth

Capital loss carryforward	$9,150,522	$5,405,453	$23,078,345	$197,289

Undistributed ordinary income	38,819	388,869	428,257	—

Late-year ordinary loss deferral	—	—	—	79,917

At October 31, 2023, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation (Depreciation)

Core Bond ESG	$146,579,424	—	$(23,050,304)	$(23,050,304)

Emerging Markets Equity	17,650,469	$4,063,056	(1,861,921)	2,201,135

Emerging Wealth Equity	66,873,501	11,040,632	(12,252,860)	(1,212,228)

Small/Mid Cap Growth	38,412,843	2,842,929	(6,058,529)	(3,215,600)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2023, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2023, the Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

Core Bond ESG	$2,928,115	$6,222,407	$9,150,522

Emerging Markets Equity	5,392,068	13,385	5,405,453

Emerging Wealth Equity	23,078,345	—	23,078,345

Small/Mid Cap Growth	114,926	82,363	197,289

For the fiscal year ended October 31, 2023, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized

Fund	Short-Term	Long-Term

Emerging Market Equity	—	$456,581

Emerging Wealth Equity	$2,006,337	—

Notes to Financial Statements (continued)

g. CAPITAL STOCK

Each Trust’s Amended and Restated Agreement and Declaration of Trust or Trust Instrument, as applicable, authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended October 31, 2023 and October 31, 2022, the capital stock transactions by class for the Funds were as follows:

	Core Bond ESG				Emerging Markets Equity

	October 31, 2023		October 31, 2022		October 31, 2023		October 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	38,736	$343,128	22,776	$217,694	7,865	$67,159	4,865	$42,095

Shares issued in reinvestment of distributions	5,818	51,356	7,601	76,235	1,148	8,907	247	2,401

Shares redeemed	(12,581)	(108,577)	(27,512)	(279,182)	(6,375)	(52,426)	(19,283)	(154,135)

Net increase (decrease)	31,973	$285,907	2,865	$14,747	2,638	$23,640	(14,171)	$(109,639)

Class I:

Shares sold	1,161,567	$10,219,195	1,103,881	$10,593,164	528,767	$4,259,448	1,148,293	$10,979,868

Shares issued in reinvestment of distributions	428,813	3,793,245	700,717	7,022,680	55,983	428,270	9,086	87,225

Shares redeemed	(3,389,263)	(29,861,655)	(3,401,399)	(32,959,317)	(263,743)	(2,125,064)	(2,318,478)	(18,580,334)

Net increase (decrease)	(1,798,883)	$(15,849,215)	(1,596,801)	$(15,343,473)	321,007	$2,562,654	(1,161,099)	$(7,513,241)

Class Z:

Shares sold	21,349	$186,192	14,006	$139,190	201,969	$1,658,566	52,545	$454,281

Shares issued in reinvestment of distributions	5,322	47,130	11,298	112,920	54,430	413,125	40,063	382,197

Shares redeemed	(129,774)	(1,162,515)	(115,151)	(1,206,439)	(324,565)	(2,599,782)	(2,316,286)	(18,867,345)

Net decrease	(103,103)	$(929,193)	(89,847)	$(954,329)	(68,166)	$(528,091)	(2,223,678)	$(18,030,867)

	Emerging Wealth Equity				Small/Mid Cap Growth

	October 31, 2023		October 31, 2022		October 31, 2023		October 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	21,984	$246,945	3,331	$38,813	437,431	$6,245,304	50,329	$758,167

Shares issued in reinvestment of distributions	—	—	832	10,519	36,604	484,632	—	—

Shares redeemed	(21,964)	(245,553)	(38,704)	(443,345)	(298,744)	(4,248,267)	(311,956)	(4,746,914)

Net increase (decrease)	20	$1,392	(34,541)	$(394,013)	175,291	$2,481,669	(261,627)	$(3,988,747)

Class I:

Shares sold	1,114,445	$13,014,443	4,020,886	$51,172,610	122,572	$1,800,280	168,904	$2,592,371

Shares issued in reinvestment of distributions	—	—	32,510	415,801	8,963	123,780	—	—

Shares redeemed	(1,280,358)	(13,821,248)	(2,679,906)	(30,270,347)	(55,284)	(806,677)	(61,724)	(883,953)

Net increase (decrease)	(165,913)	$(806,805)	1,373,490	$21,318,064	76,251	$1,117,383	107,180	$1,708,418

Class Z:

Shares sold	23,279	$273,569	574,616	$7,156,896	829	$11,751	—	—

Shares issued in reinvestment of distributions	—	—	8,097	103,399	32	448	—	—

Shares redeemed	(1,770,412)	(19,577,670)	(10,481,116)	(116,006,697)	—	—	—	—

Net increase (decrease)	(1,747,133)	$(19,304,101)	(9,898,403)	$(108,746,402)	861	$12,199	—	—

Notes to Financial Statements (continued)

At October 31, 2023, certain affiliated and unaffiliated shareholders of record individually or collectively held greater than 5% of the net assets of the Funds as follows: Emerging Markets Equity - two own 19%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in their share of the underlying collateral under such joint repurchase agreements and in their share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2023, the market value of Repurchase Agreements outstanding for Core Bond ESG, Emerging Markets Equity, Emerging Wealth Equity and Small/Mid Cap Growth were $5,340,228, $359,052, $0 and $1,689,168, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the Funds’ subadviser and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC (“GW&K”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2023, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Core Bond ESG	0.30%

Emerging Markets Equity	0.55%

Emerging Wealth Equity	0.55%

Small/Mid Cap Growth	0.62%

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least March 1, 2024, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Core Bond ESG, Emerging Markets Equity, Emerging Wealth Equity, and Small/Mid Cap Growth to 0.48%, 0.87%, 0.90%, and 0.82%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

For the fiscal year ended October 31, 2023, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

Notes to Financial Statements (continued)

	Expense Reimbursements	Repayment of Prior Reimbursements

Core Bond ESG	$156,088	—

Emerging Markets Equity	102,622	—

Emerging Wealth Equity	31,418	$11,356

Small/Mid Cap Growth	82,386	—

At October 31, 2023, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Core Bond ESG	Emerging Markets Equity

Less than 1 year	$129,634	$58,087

1-2 years	121,994	77,630

2-3 years	156,088	102,622

Total	$407,716	$238,339

Expiration Period	Emerging Wealth Equity	Small/Mid Cap Growth

Less than 1 year	—	$103,778

1-2 years	—	89,139

2-3 years	$31,418	82,386

Total	$31,418	$275,303

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares. For Small/Mid

Cap Growth, the Plan is characterized as a reimbursement plan and is directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. The impact on the Class N annualized expense ratios for the fiscal year ended October 31, 2023, was 0.25% for Core Bond ESG, Emerging Markets Equity, and Emerging Wealth Equity and 0.19% for Small/Mid Cap Growth.

For Class N of Core Bond ESG, Emerging Markets Equity and Emerging Wealth Equity and for each of the Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2023, was as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Core Bond ESG

Class N	0.15%	0.15%

Class I	0.10%	0.07%

Emerging Markets Equity

Class N	0.15%	0.15%

Class I	0.15%	0.09%

Emerging Wealth Equity

Class N	0.15%	0.15%

Class I	0.15%	0.09%

Small/Mid Cap Growth

Class I	0.05%	0.05%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. On October 10, 2023, the shareholders of the Trusts elected Trustees, including two new Trustees who are not “interested persons” of the Funds within the meaning of the 1940 Act. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the

Notes to Financial Statements (continued)

operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At October 31, 2023, Emerging Wealth Equity had an interfund loan payable outstanding of $2,273,250.

The following Funds utilized the interfund loan program during the fiscal year ended October 31, 2023 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Core Bond ESG	$2,092,995	7	$1,887	4.702%

Emerging Markets Equity	379,215	1	54	5.200%

Small/Mid Cap Growth	14,036	5	11	5.965%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Emerging Markets Equity	$707,027	1	$108	5.585%

Emerging Wealth Equity	2,273,250	1	386	6.205%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2023, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Core Bond ESG	$17,119,052	$24,309,316

Emerging Markets Equity	8,204,641	6,999,198

Emerging Wealth Equity	21,207,168	37,642,020

Small/Mid Cap Growth	11,594,379	8,855,441

Core Bond ESG purchases and sales of U.S. Government obligations for the fiscal year ended October 31, 2023 were $16,973,815 and $24,711,125, respectively.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at October 31, 2023, was as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Core Bond ESG	$1,952,586	$2,021,228	—	$2,021,228

Emerging Markets Equity	65,760	68,052	—	68,052

Small/Mid Cap Growth	2,268,368	372,168	$1,920,107	2,292,275

The following table summarizes the securities received as collateral for securities lending at October 31, 2023:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small/Mid Cap Growth	U.S. Treasury Obligations	0.125%-5.367%	01/15/24-02/15/53

5. FOREIGN SECURITIES

Certain Funds may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. RISKS ASSOCIATED WITH INVESTMENT IN GREATER CHINA REGION

Emerging Markets Equity and Emerging Wealth Equity are particularly susceptible to risks in the Greater China region, which consists of the People’s Republic of China, Hong Kong, and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other

Notes to Financial Statements (continued)

events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of each Fund’s investment strategies, for example by precluding the Funds from making certain investments or causing the Funds to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth. Each Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

7. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2023:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Core Bond ESG

Bank of America Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—

Industrial and Commercial Bank of China Financial Services LLC	1,000,000	—	1,000,000	1,000,000	—

RBC Capital Markets LLC	21,228	—	21,228	21,228	—

Fixed Income Clearing Corp.	1,679,000	—	1,679,000	1,679,000	—

Fixed Income Clearing Corp.	1,640,000	—	1,640,000	1,640,000	—

Total	$5,340,228	—	$5,340,228	$5,340,228	—

Emerging Markets Equity

Industrial and Commercial Bank of

China Financial Services LLC	$68,052	—	$68,052	$68,052	—

Fixed Income Clearing Corp.	291,000	—	291,000	291,000	—

Total	$359,052	—	$359,052	$359,052	—

Small/Mid Cap Growth

Industrial and Commercial Bank of China Financial Services LLC	$372,168	—	$372,168	$372,168	—

Fixed Income Clearing Corp.	1,317,000	—	1,317,000	1,317,000	—

Total	$1,689,168	—	$1,689,168	$1,689,168	—

Notes to Financial Statements (continued)

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements, except that, on December 7, 2023, the Board approved a plan to liquidate and terminate Emerging Markets Equity and Emerging Wealth Equity; the liquidation is expected to occur on or about February 9, 2024 (the “Liquidation Date”). Additionally, effective December 12, 2023, Emerging Markets Equity and Emerging Wealth Equity will discontinue accruing 12b-1 distribution fees through the Liquidation Date and effective December 18, 2023, and through the Liquidation Date, the Investment Manager will waive its management fee and will waive the right to recoup any prior reimbursed expenses under each Fund’s Expense Limitation Agreement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds, AMG Funds I and AMG Funds IV and Shareholders of AMG GW&K Core Bond ESG Fund, AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund and AMG GW&K Small/Mid Cap Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Core Bond ESG Fund (one of the funds constituting AMG Funds I), AMG GW&K Emerging Markets Equity Fund and AMG GW&K Emerging Wealth Equity Fund (two of the funds constituting AMG Funds), and AMG GW&K Small/Mid Cap Growth Fund (one of the funds constituting AMG Funds IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2023

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG GW&K Core Bond ESG Fund, AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund and AMG GW&K Small/Mid Cap Growth Fund each hereby designates the maximum amount allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2022/2023 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the Funds hereby make the following designations regarding their taxable period ended October 31, 2023:

AMG GW&K Emerging Markets Equity Fund

▶The total amount of taxes paid and income sourced from foreign countries was $50,860 and $496,854, respectively.

AMG GW&K Emerging Wealth Equity Fund

▶The total amount of taxes paid and income sourced from foreign countries was $124,320 and $959,488, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Core Bond ESG Fund, AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund and AMG GW&K Small/Mid Cap Growth Fund, each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2023, $0, $0, $0 and $623,575, respectively, or, if subsequently determined to be different, the net capital gains of such period.

PROXY VOTE

A special meeting of the shareholders of AMG Funds, AMG Funds I and AMG Funds IV (the “Trusts”) was held on October 10, 2023, to vote on a proposal to elect trustees to the Boards of Trustees of the Trusts. The proposal and results of the vote are described below. Jill R. Cuniff, Kurt A. Keilhacker, Peter W. MacEwen, Steven J. Paggioli, Eric Rakowski, Victoria L. Sassine and Garret W. Weston were elected by shareholders at the special meeting on October 10, 2023. Bruce B. Bingham, an incumbent Trustee, will continue to serve as a Trustee of the Trust until his retirement on December 31, 2023.

AMG Funds	All Funds in Trust*

Election of Trustees [1]	For	Withheld

Jill R. Cuniff	523,453,201	50,330,270

Kurt A. Keilhacker	563,642,997	10,140,474

Peter W. MacEwen	523,551,974	50,231,497

Steven J. Paggioli	561,225,673	12,557,798

Eric Rakowski	561,230,560	12,552,911

Victoria L. Sassine	563,668,874	10,114,597

Garret W. Weston	564,280,150	9,503,321

AMG Funds I	All Funds in Trust*

Election of Trustees [1]	For	Withheld

Jill R. Cuniff	20,441,009	1,294,070

Kurt A. Keilhacker	20,299,049	1,436,030

Peter W. MacEwen	20,123,172	1,611,908

Steven J. Paggioli	20,290,868	1,444,211

Eric Rakowski	20,424,987	1,310,092

Victoria L. Sassine	20,650,180	1,084,900

Garret W. Weston	20,348,384	1,386,695

Other Information

AMG Funds IV	All Funds in Trust*

Election of Trustees [1]	For	Withheld

Jill R. Cuniff	123,476,732	9,260,973

Kurt A. Keilhacker	131,677,070	1,060,634

Peter W. MacEwen	123,401,874	9,335,830

Steven J. Paggioli	130,832,753	1,904,951

Eric Rakowski	130,620,379	2,117,325

Victoria L. Sassine	131,755,717	981,987

Garret W. Weston	131,970,391	767,313

1 Ms. Cuniff and Mr. MacEwen were newly elected to the Boards of Trustees on October 10, 2023; Messrs. Keilhacker, Paggioli, Rakowski, and Weston and Ms. Sassine are incumbent Trustees.

*Rounded to the nearest share.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trusts, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trusts and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trusts: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trusts’ organizational documents and policies adopted by the Board from time to time.

The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 - AMG Funds • Trustee since 2012 - AMG Funds I • Trustee since 2014 - AMG Funds IV • Oversees 41 Funds in Fund Complex	Bruce B. Bingham, 75* Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012).

• Trustee since 2023 - AMG Funds, • AMG Funds I, AMG Funds IV • Oversees 41 Funds in Fund Complex

Jill R. Cuniff, 59**

Director of Harding, Loevner Funds, Inc. (12 portfolios) (2018-Present); Retired (2016-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009).

• Trustee since 2013- AMG Funds

• Trustee since 2013 - AMG Funds I

• Trustee since 2014 - AMG Funds IV

• Chairman of the Audit Committee since 2021 - AMG Funds, AMG Funds I

• Chairman of the Audit Committee since 2020 - AMG Funds IV

• Oversees 43 Funds in Fund Complex

Kurt A. Keilhacker, 60

Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present).

• Trustee since 2023 - AMG Funds, AMG Funds I, AMG Funds IV • Oversees 41 Funds in Fund Complex

Peter W. MacEwen, 59**

Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007).

• Trustee since 2000- AMG Funds I • Trustee since 2004 - AMG Funds • Trustee since 2010 - AMG Funds IV • Oversees 41 Funds in Fund Complex

Steven J. Paggioli, 73

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

AMG Funds Trustees and Officers (continued)

• Independent Chairman of the Board of Trustees since 2017

• Chairman of the Governance Committee since 2017

• Trustee since 1999 - AMG Funds

• Trustee since 2000 - AMG Funds I

• Trustee since 2010 - AMG Funds IV

• Oversees 43 Funds in Fund Complex

Eric Rakowski, 65

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds I • Trustee since 2014 - AMG Funds IV • Oversees 43 Funds in Fund Complex

Victoria L. Sassine, 58

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018-2019).

*Mr. Bingham will retire from the Boards of Trustees of the Trusts on December 31, 2023.

**Ms. Cuniff and Mr. MacEwen were elected to the Boards of Trustees by the shareholders of the Trusts on October 10, 2023.

Interested Trustee

The Trustee in the following table is an “interested person” of the Trusts within the meaning of the 1940 Act.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2021 - AMG Funds, AMG Funds I, AMG Funds IV • Oversees 43 Funds in Fund Complex

Garret W. Weston, 42

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007 (2016 for AMG Funds IV)

Keitha L. Kinne, 65

Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 58

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 57

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Deputy Treasurer since 2017

John A. Starace, 53

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2022

Patrick J. Spellman, 49

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen M. Kerrigan, 38

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

Annual Renewal of Investment Management and Subadvisory Agreements

AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, AMG GW&K Core Bond ESG Fund, and AMG GW&K Small/Mid Cap Growth Fund: Approval of Investment Management and Subadvisory Agreements on June 21, 2023

At an in-person meeting held on June 21, 2023, the Board of Trustees (the “Board” or the “Trustees”) of each of AMG Funds, AMG Funds I, and AMG Funds IV (each, a “Trust” and collectively, the “Trusts”), and separately a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) and AMG Funds for each of AMG GW&K Emerging Markets Equity Fund and AMG GW&K Emerging Wealth Equity Fund, and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016; the Fund Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds I for AMG GW&K Core Bond ESG Fund, and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016; and the Investment Advisory Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds IV for AMG GW&K Small/Mid Cap Growth Fund, and separately Amendment No. 1 thereto dated October 1, 2016 (collectively, the “Investment Management Agreements”); and (ii) the Subadvisory Agreements, as amended at any time prior to the date of the meeting (collectively, the “Subadvisory Agreements”), with the Subadviser for each of AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, AMG GW&K Core Bond ESG Fund, and AMG GW&K Small/Mid Cap Growth Fund (each, a “Fund,” and collectively, the “Funds”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreements and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the

Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trusts in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark, considered the gross performance of each Fund as compared to the Subadviser’s relevant performance composite that utilizes a similar investment strategy and approach, and noted that the Board reviews on a quarterly basis detailed information about both a Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Funds and its discussions with the management of the Funds’ subadviser during the period regarding the factors that contributed to the performance of the Funds.

With respect to AMG GW&K Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year, and 10-year periods ended March 31, 2023 was above, below, above, and at, respectively, the median performance of the Peer Group and above, above, above, and below, respectively, the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent outperformance and the fact that the Fund ranked in the top decile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Emerging Wealth Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, and 5-year periods ended March 31, 2023 and for the period from the Fund’s inception on March 19, 2015 through March 31, 2023 was above, below, above, and above, respectively, the median performance of the Peer Group and above, below, above, and above, respectively, the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent outperformance and the fact that the Fund ranked in the top percentile relative to its Peer Group for the 1-year period, the top quintile relative to its Peer Group for the period from inception through March 31, 2023, and the top third relative to its Peer Group for the 5-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Core Bond ESG Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2023 was below, above, below, and below, respectively, the median performance of the Peer Group and below, above, below, and below, respectively, the performance of the Fund Benchmark, the Bloomberg U.S. Aggregate Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent and longer-term underperformance relative to the Peer Group and the Fund Benchmark. The Trustees also noted the change in the Fund’s Subadviser in February 2015 and that the performance record prior to that time reflects that of the prior Subadviser. The Trustees also took into account the fact that the Fund’s investment strategy was changed in 2019. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG GW&K Small/Mid Cap Growth Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the

Fund) for the 1-year, 3-year, 5-year, and 10-year periods ended March 31, 2023 was above, above, above, and below, respectively, the median performance of the Peer Group and above, above, above, and below, respectively, the performance of the Fund Benchmark, the Russell 2500 Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s outperformance relative to the Peer Group and the Fund Benchmark for recent and intermediate-term periods. The Trustees noted that the Fund ranked in the top decile relative to its Peer Group for the 3-year period and in the top quintile relative to its Peer Group for the 1-year period. The Trustees also took into account the fact that the Fund’s subadviser changed effective March 19, 2021, that the Fund’s investment strategy changed effective March 19, 2021 and further on May 21, 2021, that the Fund Benchmark changed effective May 21, 2021, and that the performance information prior to those dates reflected that of the Fund’s prior subadviser and investment strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments are made from the Subadviser to the Investment Manager, and other payments are made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under each Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to each Fund and the resulting profitability from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG GW&K Emerging Markets Equity Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were rated in the Low and the Below Average rating level, respectively, of the Fund’s Peer Group. The Trustees noted that the rating levels corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.87%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Emerging Wealth Equity Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were rated in the Low and the Average rating level, respectively, of the Fund’s Peer Group. The Trustees noted that the rating levels corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.90%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Core Bond ESG Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were rated in the Average and the Above Average rating level, respectively, of the Fund’s Peer Group. The

Trustees noted that the rating levels corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.48%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Small/Mid Cap Growth Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were both rated in the Average rating level of the Fund’s Peer Group. The Trustees noted that the rating levels corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.82%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and each Subadvisory

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders.

Accordingly, on June 21, 2023, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for each Fund.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at wealth.amg.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

wealth.amg.com	103123	AR069

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2023	Fiscal 2022
AMG GW&K Emerging Markets Equity Fund	$33,853	$32,576
AMG GW&K Emerging Wealth Equity Fund	$33,522	$32,368

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to a Fund (not including any Subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to a Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2023	Fiscal 2022
AMG GW&K Emerging Markets Equity Fund	$6,800	$6,540
AMG GW&K Emerging Wealth Equity Fund	$6,800	$6,540

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2023 and $0 for fiscal 2022, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2023 and 2022 for non-audit services rendered to the Funds and Fund Service Providers were $52,933 and $49,747, respectively. For the fiscal year ended October 31, 2023, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $39,333 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2022, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $36,667 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 5, 2024

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	January 5, 2024